ANNUAL
REPORT

                                October 31, 1997



Franklin Templeton Global Trust
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton HighIncome Currency Fund

CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


Donald P. Gould
President
Franklin Templeton Global Trust

CONTENTS
Shareholder Letter                                                     1
Economic Overview                                                      5
Fund Reports
 Franklin Templeton German
 Government Bond Fund                                                  7
 Franklin Templeton
 Global Currency Fund                                                  18
 Franklin Templeton
 Hard Currency Fund                                                    26
 Franklin Templeton High
 Income Currency Fund                                                  38
Financial Highlights &
Statement of Investments                                               46
Financial Statements                                                   57
Notes to
Financial Statements                                                   62
Report of
Independent Accountants                                                70


SHAREHOLDER LETTER

                                                            October 31, 1997

Dear Shareholder:

We are pleased to bring you the annual report of the Franklin Templeton Global Trust for the period ended October 31, 1997.

The U.S. dollar's continued strength during the year in review created a significant drag on the funds' performance and on returns of foreign currency-denominated assets generally. Though offset in part by both interest income and gains from active currency allocation, given the currency mandates of each of the four funds, there was little chance to avoid entirely the adverse impact of an appreciating U.S. dollar.

With respect to the Franklin Templeton currency funds, I am pleased to report that returns for each of the three funds exceeded their respective internal benchmarks during the period. In particular, overweighting of the U.S. dollar in the Global Currency and High Income Currency Funds significantly enhanced their returns relative to these benchmarks.* The German Government Bond Fund largely tracked its external benchmark, after accounting for fund expenses.

*Given the unique nature of the Global Currency Fund, Hard Currency Fund, and High Income Currency Fund, no third party index accurately reflects the composition of these portfolios. The manager has therefore constructed internal benchmarks whose composition is described in the individual fund reports beginning on pages 18, 26, and 38.

Nonetheless, it is often remarked, and is certainly true, that one cannot "eat" relative performance. Considering the weak absolute returns the funds have delivered recently, it may be worthwhile to review the rationale for foreign currency investments, regardless of the direction of currencies at any particular juncture.


Zig vs. Zag

Over the years, our principal thesis has been that, because their returns often "zig" when U.S. markets "zag," foreign currency-denominated money market securities and bonds are a natural investment for those seeking to dampen the overall volatility of a primarily U.S. portfolio. How can an occasionally volatile asset like foreign currency actually reduce volatility? The answer lies in the correlation between the returns on foreign currency-denominated assets and U.S. dollar-denominated assets. The crux of portfolio diversification is the combining of assets whose returns exhibit low correlation, lessening the chances that all the portfolio's assets will move in the same way at the same time.

When looking to match a low correlation asset with a mainstream asset such as U.S. stocks, foreign currency money market instruments stand out. As illustrated in the chart on page 3, returns on foreign currency money market securities, as represented by the Franklin Templeton Hard Currency Index, have exhibited substantially lower correlation with returns on the S&P 500(R) than other asset categories one might typically find in a diversified portfolio.

"The crux of portfolio diversification is the combining of assets whose returns exhibit low correlation, lessening the chances that all the portfolio's assets will move in the same way at the same time."

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On the Kindness of Strangers, or Lack Thereof

We believe that this low degree of correlation has its roots in the increasing role played in the U.S. markets by foreign investors. Strong U.S. securities markets and a strong dollar reinforce one another. For example, a rising U.S. stock market attracts investment from abroad, which helps support the dollar, since foreign investors must purchase dollars to buy U.S. stocks. In turn, the strong dollar makes U.S. investments more attractive to foreign investors, who must always consider the element of currency gain or loss when investing abroad. Conversely, dollar weakness is often associated with periods of market weakness here in the U.S.

A fresh example of the connection between currencies and markets can be seen in the recent sharp stock market declines across Southeast Asia. Foreign investors, citing actual or expected currency declines, withdrew significant amounts of money from the region, leading to stock market declines, which led to more investors withdrawing from the region. Keep in mind that the U.S. is not immune to this phenomenon, given our heavy dependence on foreign investors for the funding of our U.S. Treasury issuance.


Objectives Achieved
Notwithstanding the recent weak returns, the funds of the Franklin Templeton Global Trust continue to achieve their objectives. Over the years, they have provided strong total returns during periods of U.S. dollar weakness, while giving back some of those gains in periods of dollar strength, when other assets within a typical balanced portfolio benefited from the stronger dollar. Absent a crystal ball for financial markets, we believe that protection against future dollar decline is wise and that the diversification afforded by foreign money markets remains a prudent strategy for many Americans.

As always, thank you for investing with us.

Sincerely,


Donald P. Gould
President
Franklin Templeton Global Trust



ECONOMIC OVERVIEW

During most of the year under review, bond and currency investors were faced with severe volatility. For example, 10-year U.S. Treasury note yields began the period at 6.4%, rose to nearly 7.0%, then fell to 5.8% in October 1997. The U.S. dollar was equally as volatile, increasing in value by 15%-20% against many currencies during the period.

Perhaps the most important developments during the fiscal year were the acceleration of the U.S. economy and the different reactions it generated from bond investors. U.S. gross domestic product increased at a 4.0% rate for the 12 months ended September 30, 1997, and unemployment dropped from 5.2% to 4.7%. This acceleration in growth heightened concerns about potential inflation, and in March the U.S. Federal Reserve Board raised the federal funds rate for the first time in three years, from 5.25% to 5.50%. Growth subsequently slowed modestly in the second quarter before picking up again in July.

Activity in the U.S. also significantly influenced foreign bond and currency markets. European interest rates started the period at very low levels, with short-term interest rates in many markets considerably lower than in the U.S. As prospects developed for higher U.S. rates, U.S. dollar assets attracted foreign investors, and the dollar steadily appreciated against most foreign currencies. For example, it rose from 1.5173 German marks per dollar on October 31, 1996 to
1.7265 on October 31, 1997. During the same time, it increased from 114.07 to
120.47 yen.

The decline in foreign currencies was not exclusively the result of events in the U.S.; it also stemmed from conditions in Europe, particularly those surrounding the formation of a common European currency. Although the process was volatile during the period, prospects for a common currency generally improved and this meant that higher-yielding markets like Italy and Spain were very attractive for investors.

"Perhaps the most important developments during the fiscal year were the acceleration of the U.S. economy and the different reactions it generated from bond investors."

FRANKLIN TEMPLETON

GERMAN GOVERNMENT BOND FUND

Your Fund's Objective: Franklin Templeton German Government Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds.

Throughout the fiscal year, the yield of the 10-year German government bond was relatively stable, drifting between 6.03% and 5.40%. The German mark, however, declined from 1.5173 per U.S. dollar on October 31, 1996, to a four-year low of
1.8808 on August 6, 1997. This was primarily due to two factors. The first was rapid U.S. economic growth, which caused non-U.S. investors to seek the higher interest rates available on 10-year U.S. Treasury bonds, for which they had to purchase dollars. The other was the perception that the European central bank (to be created when monetary union takes place on January 1, 1999) would be politically unable to pursue anti-inflationary policies as strongly as the Bundesbank has for the past several decades. But, during the last half of the fiscal year, Germany's economy enjoyed its strongest growth in over two years, and the Bundesbank increased the 2-week repurchase rate from 3.0% to 3.3%. This reduced the decline in the mark's value, and it closed the reporting period at
1.7265 per U.S. dollar, down 12% from the beginning of the period.* *Source:
Bloomberg. Change measured in German marks. Within this environment, Franklin Templeton German Government Bond Fund - Class I posted a -8.17% one-year total return, as discussed in the Performance Summary on page 10. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. The Performance Summary also shows that the fund has delivered a cumulative total return of +28.49% for the period from its inception on December 31, 1992, through October 31, 1997.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Three different strategies influenced the fund's portfolio activity during the period. First, we increased the fund's liquidity and diversification through use of German Pfandbriefe securities, which are issued by German banks and effectively guaranteed by loans from German municipalities and state governments. Second, we shortened the fund's average maturity, from 6.3 years on October 31, 1996 to 5.3 years on October 31, 1997, in an attempt to minimize the potential decline in the portfolio's value in case German interest rates rise during the next fiscal year. Finally, we concentrated portfolio maturities in one- to three-year notes and eight- to ten-year bonds. We believe this structure will perform well if longer-term rates remain relatively stable and the Bundesbank continues raising short-term rates.

Our short-term outlook for German interest rates is uncertain because of the country's improving economy and the potential for more increases in short-term rates by the central bank. In addition, the German election cycle, culminating in national elections in September 1998, may also have a considerable impact on fiscal policy and the value of the mark. Regardless of which party wins, the constraints imposed by the impending European Monetary Union, and by global financial markets in general, may help maintain the current direction of German government economic policies. Our long-term outlook is more positive, because slowing economies in Southeast Asia could restrain both global economic growth and inflation. However, the mark may come under continued long-term pressure relative to the U.S. dollar if Germany does not reform its labor regulations and social security and pension policies.

Shareholders should remember that investing in a portfolio of a single country's government obligations involves special risks, such as increased susceptibility to currency fluctuations, market volatility, and adverse economic, social and political developments, as discussed in the fund's prospectus. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY
Class I

Franklin Templeton German Government Bond Fund - Class I provided a -8.17% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $1.65, from $13.16 on October 31, 1996 to $11.51 on October 31, 1997. During this same period, Class I shareholders received distributions from return of capital of
58.0 cents ($0.58) per share. Based on the maximum offering price of $11.87 on October 31, 1997, and an annualization of October's monthly dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 3.94%. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Franklin Templeton German Government Bond Fund - Class I since inception, and the unmanaged Salomon Brothers German Government Bond Index, which provides an indication of the German government bond market's performance. Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

The historical performance data shown pertain only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect performance. Please see the prospectus for more details.

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. **Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


During the fiscal year ended October 31, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton German Government Bond Fund - Class I Periods Ended October 31, 1997

                                    Since
                                     One-      Three-  Inception
                                     Year       Year  (12/31/92)
Cumulative Total Return1            -8.17%      8.46%    28.49%
Average Annual Total Return2       -10.93%      1.71%     4.66%
Value of $10,000 Investment3        $8,907    $10,521  $12,463
Distribution Rate4             3.94%
30-Day Standardized Yield5     3.82%
                          10/31/94  10/31/95   10/31/96  10/31/97
One-Year Total Return6        10.74%    18.27%    -0.15%     -8.17%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the maximum 3.0% initial sales charge.
4. Distribution rate is based on the maximum offering price of $11.87 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
3.9 cents ($0.039) per share.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and do not include the sales charge. All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.


Advisor Class

Franklin Templeton German Government Bond Fund - Advisor Class provided a -7.44% cumulative total return for the period from January 2, 1997 (commencement of sales), through October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price, as measured by net asset value, decreased $1.46, from $12.98 on January 2, 1997 (commencement of sales) to $11.52 on October 31, 1997. During this same period, Advisor Class shareholders received distributions from return of capital of 49.07 cents ($0.4907) per share. Based on the maximum offering price of $11.52 on October 31, 1997, and an annualization of October's monthly dividend of 4.09 cents ($0.0409) per share, the fund's distribution rate was 4.26%. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 16 compares the performance of Franklin Templeton German Government Bond Fund - Advisor Class since inception and the unmanaged Salomon Brothers German Government Bond Index. For periods prior to January 2, 1997, the fund performance is that of the fund's Class I shares, excluding the sales charge, but including Class I expenses. The Salomon Brothers German Government Bond Index provides an indication of the German government bond market's performance. Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertain only to the fund's Advisor Class shares. The fund offers another share class subject to different fees and expenses, which affect performance. Please see the prospectus for more details.

*Represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising security prices. **Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


During the ten months ended October 31, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton German Government Bond Fund - Advisor Class Periods Ended October 31, 1997

                                      Since
                                      One-     Three-  Inception
                                      Year*     Year* (12/31/92)*
Cumulative Total Return1            -7.95%     8.72%    28.80%
Average Annual Total Return1        -7.95%     2.83%     5.37%
Value of $10,000 Investment2        $9,205   $10,872   $12,880
Distribution Rate3         4.26%
30-Day Standardized Yield4 4.02%
                       10/31/94* 10/31/95*  10/31/96* 10/31/97*
One-Year Total Return5   10.74%     18.27%   -0.15%     -7.95%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -7.44%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. Distribution rate is based on the maximum offering price of $11.52 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
4.09 cents ($0.0409) per share.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
5. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.


FRANKLIN TEMPLETON
GLOBAL CURRENCY FUND

Your Fund's Objective: Franklin Templeton Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more Major Currencies, including the U.S. dollar.

U.S. economic strength helped push the U.S. dollar to multi-year highs versus the Japanese yen (127.10 on May 1, 1997) and the German mark (1.8808 on August 6, 1997) during the fiscal year. Over the entire period, the U.S. dollar gained 6% against the yen and 14% against the mark.* Within this environment, the fund posted a -1.46% one-year cumulative total return, as shown in the Performance Summary on page 22. Since Franklin Templeton Global Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the U.S. dollar's value relative to the currencies of countries where it is invested. This usually puts your fund at a disadvantage during a period when the U.S. dollar is strengthening, because our internal benchmark portfolio is only one-third weighted in the U.S. money markets, with one-third each in those of Japan and Germany. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +112.94% cumulative total return for the period from inception on June 27, 1986 through October 31, 1997.

*Source: Bloomberg. Change measured in U.S. dollars.

Attempting to take advantage of fluctuating exchange rates, we temporarily moved an unusually large proportion of our assets into U.S. dollar-denominated notes, increasing our exposure from 37.0% of total net assets on October 31, 1996, to 61.9% at midyear. However, as the dollar's increase stalled during the second half of the period, we reduced our U.S. dollar securities to close the period at 19.0% of total net assets. Our percentages of mark- and yen-denominated securities were below the fund's benchmark all year, because we believed that these currencies would remain weak. We reduced our mark holdings, from 21.9% of the portfolio to 13.3%, while our yen securities started the year at just 5.8% and increased to 17.3%. The balance of our portfolio at different times throughout the year consisted of notes denominated in the currencies of many countries including Australia, Canada, New Zealand, Sweden, Norway and the U.K.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Although we feel that economic conditions may help the U.S. dollar continue to appreciate in the near future, we believe the long-term trend toward a weakening U.S. dollar has not changed. In our opinion, the currencies of Australia, New Zealand and Canada should perform particularly well under conditions of increasing world economic growth. As always, we will continue to monitor economic conditions, and try to position the portfolio to take advantage of opportunities in the currency markets around the world.

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 50 of this report indicates that the fund held 84.9% of its portfolio investments in U.S. dollar-denominated assets as of October 31, 1997, its net exposure to the U.S. dollar as of that date was only 19.0%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 63) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY
Franklin Templeton Global Currency Fund provided a -1.46% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $0.70, from $12.80 on October 31, 1996 to $12.10 on October 31, 1997. During this same period, shareholders received distributions from return of capital of 51.1 cents ($0.511) per share. Based on the maximum offering price of $12.47 on October 31, 1997, and an annualization of October's monthly dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 3.75%. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 24 compares the performance of Franklin Templeton Global Currency Fund over the past ten years, and the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the fund's allocation of U.S. dollar instruments is generally higher than the index's. Other things being equal, the fund may therefore underperform the index during periods of dollar decline and may outperform during periods of dollar strength.

Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

During the fiscal year ended October 31, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton Global Currency Fund Periods ended October 31, 1997

                                                                         Since
                                      One-      Five-    Ten-          Inception
                                      Year      Year     Year         (06/27/86)
Cumulative Total Return1            -1.46%     19.93%    80.41%        112.94%
Average Annual Total Return2        -4.42%      3.07%     5.76%          7.26%
Value of $10,000 Investment3        $9,558    $11,633   $17,500        $20,656
Distribution Rate4              3.75%
30-Day Standardized Yield5      4.16%
                           10/31/93 10/31/94  10/31/95  10/31/96 10/31/97
One-Year
Total Return6                   5.20% 7.72%     6.05%     1.27%     -1.46%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the maximum 3.0% initial sales charge.
4. Distribution rate is based on the maximum offering price of $12.47 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
3.9 cents ($0.039) per share.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
6. One-year total return represents the change in value of an investment over the periods ended on the indicated dates and does not include the sales charge. All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


FRANKLIN TEMPLETON
HARD CURRENCY FUND

Your Fund's Objective: Franklin Templeton Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those Major Currencies which historically have experienced low rates of inflation, and which, in the view of the Investment Managers, are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term.

Since Franklin Templeton Hard Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the U.S. dollar's value relative to the currencies of countries where it is invested. This can put your fund at a disadvantage during periods when the dollar is strengthening, because our internal benchmark portfolio is weighted one-third each in the money markets of Japan, Germany, and Switzerland.

During the fiscal year, the U.S. dollar continued its recovery and gained value versus virtually all of the world's other major currencies. Of most importance to the fund, U.S. economic strength helped push the dollar to multi-year highs versus the Japanese yen (127.10 in April), the German mark (1.8808 in August), and the Swiss franc (1.5345 in August). Over the reporting period, the dollar gained 6% against the yen, 14% against the mark, and 10% against the Swiss franc.* Within this environment, Franklin Templeton Hard Currency Fund - Class I posted a -8.28% one-year cumulative total return, as discussed in the Performance Summary on page 30. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +60.42% cumulative total return for the period from its inception on November 17, 1989 to October 31, 1997. *Source: Bloomberg. Change measured in U.S. dollars.

On October 31, 1996, 6.4% of the fund's total net assets were invested in U.S. dollar-denominated notes. Over the year, we attempted to take advantage of fluctuating exchange rates by increasing this proportion. Then, believing the dollar had reached its peak, we reduced this amount to just 2.1% of total net assets by October 31, 1997. During the reporting period, we also reduced our exposure to marks from 47.7% to 27.0%, and kept our percentages of securities denominated in Swiss francs and yen below the fund's benchmark, because we believed that these currencies would also remain weak. Other securities the fund held during the year were issued in such currencies as New Zealand dollars and Italian lire.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In our opinion, several factors contributing to the dollar's long-term weakening are still in place: the growing U.S. trade deficit, the shrinking role of the U.S. in world trade, and the increasing dependence by the U.S. on foreign help in financing its huge accumulated debt. Rather than regarding the dollar as strengthening, it could also be said that economic conditions in other countries have caused their currencies to weaken, and that the U.S. just happens to be benefiting from this environment. We believe, eventually, the market may refocus on these economic fundamentals, and the dollar's long-term downtrend may continue.

As always, we will continue to monitor economic events, and try to position the portfolio to take advantage of the many opportunities in the world's currency markets. Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 53 of this report indicates that the fund held 69.8% of its portfolio investments in U.S. dollar-denominated assets as of October 31, 1997, its net exposure to the U.S. dollar on that date was only 2.1%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 63) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

Class I
Franklin Templeton Hard Currency Fund - Class I provided a -8.28% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $1.36, from $11.64 on October 31, 1996, to $10.28 on October 31, 1997. During this same period, Class I shareholders received distributions from return of capital of
39.9 cents ($0.399) per share. Based on the maximum offering price of $10.60 on October 31, 1997, and an annualization of October's monthly dividend of 2.9 cents ($0.029) per share, the fund's distribution rate was 3.28%. Distributions will vary, depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 32 compares the performance of Franklin Templeton Hard Currency Fund - Class I since inception, and the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the fund does not generally maintain a significant exposure to the U.S. dollar. Other things being equal, the fund may therefore underperform the index during periods of dollar decline and may outperform during periods of dollar strength.

Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertain only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect performance. Please see the prospectus for more details.

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


During the fiscal year ended October 31, 1997 the fund recognized net foreign currency losses due to fluctuations in the value of its foreign-currency denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton Hard Currency
Fund - Class I Periods ended October 31, 1997

                                    Since
                                     One-       Five-  Inception
                                     Year       Year  (11/17/89)
Cumulative Total Return1            -8.28%      8.88%    60.42%
Average Annual Total Return2       -11.03%     1.10%      5.72%
Value of $10,000 Investment3        $8,897    $10,561   $15,561

Distribution Rate4         3.28%
30-Day Standardized Yield5 3.18%
                         10/31/93  10/31/94  10/31/95  10/31/96  10/31/97

One-Year
Total Return6              1.07%    17.11%     6.68%     -5.99%    -8.28%

1. Cumulative total return represents the change in value of an investment over the indicated periods, and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the maximum 3.0% initial sales charge.
4. Distribution rate is based on the maximum offering price of $10.60 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
2.9 cents ($0.029) per share.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and do not include the sales charge. All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


Advisor Class

Franklin Templeton Hard Currency Fund - Advisor Class provided a -5.84% cumulative total return for the period from January 2, 1997 (commencement of sales), through October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price, as measured by net asset value, decreased $1.00, from $11.28 on January 2, 1997 (commencement of sales), to $10.28 on October 31, 1997. During this same period, shareholders received distributions from return of capital of 33.77 cents ($0.3377) per share. Based on the maximum offering price of $10.28 on October 31, 1997, and an annualization of October's monthly dividend of 3.02 cents ($0.0302) per share, the fund's distribution rate was 3.53%. Distributions will vary, depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 36 compares the performance of Franklin Templeton Hard Currency Fund - Advisor Class since inception, and the unmanaged Salomon Brothers World Money Market Index. For periods prior to January 2, 1997, the fund performance is that of the fund's Class I shares, excluding the sales charge, but including Class I expenses. The Salomon Brothers World Money Market Index provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the fund does not generally maintain a significant exposure to the U.S. dollar. Other things being equal, the fund may therefore underperform the index during periods of dollar decline and may outperform during periods of dollar strength.

Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertain only to the fund's Advisor Class shares. The fund offers another share class subject to different fees and expenses, which affect performance. Please see the prospectus for more details.

*Represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising security prices. **Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


During the fiscal year ended October 31, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton Hard Currency
Fund - Advisor Class Periods ended October 31, 1997

                                     Since
                                     One-      Five-  Inception
                                     Year*     Year* (11/17/89)*
Cumulative Total Return1            -8.12%     9.07%    60.70%
Average Annual Total Return1        -8.12%    1.75%      6.15%
Value of $10,000 Investment2       $9,188    $10,907   $16,070
Distribution Rate3         3.53%
30-Day Standardized Yield4 3.42%
                         10/31/93* 10/31/94* 10/31/95*  10/31/96* 10/31/97*
One-Year
Total Return5              1.07%    17.11%     6.68%     -5.99%    -8.12%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -5.84%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. Distribution rate is based on the maximum offering price of $10.28 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
3.02 cents ($0.0302) per share.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
5. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.


FRANKLIN TEMPLETON
HIGH INCOME CURRENCY FUND

Your Fund's Objective: Franklin Templeton High Income Currency Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Subject to this investment objective, a secondary consideration of the fund is preservation of capital.

During the fiscal year, the U.S. dollar, aided by a strong economy, appreciated against most currencies. It rose 14% compared with the German mark; compared with the Swedish krona, 14%; the Spanish peseta, 14%; the Italian lira, 12%; and the Canadian dollar, 5%.* Within this environment, the fund posted a -0.08% one-year cumulative total return, as shown in the Performance Summary on page
42. Since the fund holds primarily short-term securities whose prices are not highly variable, its total return is based on changes in the U.S. dollar's value versus the currencies of countries where it is invested, in addition to interest paid by portfolio securities. This can put your fund at a disadvantage during a period when the U.S. dollar is strengthening, because our internal benchmark portfolio consists of equal investments in the local currency markets of Australia, Canada, Denmark, Spain, France, the United Kingdom, Italy, Netherlands, New Zealand, and Sweden. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +65.82% cumulative total return for the period from its inception on November 17, 1989 through October 31, 1997.

*Source: Bloomberg. Change measured in U.S. dollars.

Attempting to take advantage of the strengthening U.S. dollar, we increased the fund's position in that currency, from 15.4% of total net assets on October 31, 1996, to 23.1% on October 31, 1997. At the close of the period, other significant positions in the portfolio were denominated in Australian, New Zealand, and Canadian dollars, Italian lire, British pounds, Spanish pesetas, Norwegian kroner, and Swedish kronor.

Most of the traditionally higher-yielding European countries, such as Sweden and Spain, have taken steps to improve their fiscal and monetary situations in anticipation of monetary union in 1999. Therefore, we believe these currencies, along with the Australian and New Zealand dollars, have potential to outperform those of the major European economic powers in the near term.


GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As always, we will continue to monitor economic situations, attempting to earn the best possible return for the fund. There are, of course, special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Developing markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 56 of this report indicates that the fund held 69.0% of its portfolio investments in U.S. dollar-denominated assets as of October 31, 1997, its net exposure to the U.S. dollar as of that date was only 23.1%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 63) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY
Franklin Templeton High Income Currency Fund provided a -0.08% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $0.45, from $11.02 on October 31, 1996 to $10.57 on October 31, 1997. During this same period, shareholders received distributions totaling 43.8 cents ($0.438) per share, of which 2.0 cents ($0.02) represented dividends from net investment income, and 41.8 cents ($0.418) represented return of capital. Based on the maximum offering price of $10.90 on October 31, 1997, and an annualization of October's monthly dividend of 3.0 cents ($0.03) per share, the fund's distribution rate was 3.30%. Distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of securities in the fund's portfolio, as well as the level of the fund's operating expenses.

The graph on page 44 compares the performance of Franklin Templeton High Income Currency Fund since inception, and the unmanaged Salomon Brothers World Money Market Index, which provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that the index does not include many of the higher-yielding currencies in which the fund invests. Thus, the difference in performance depends, in part, on the performance of such higher-yielding currencies relative to those in the index.

Of course, an unmanaged index has an inherent performance differential over any fund. It does not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never fully invested because they need to have cash on hand to redeem shares or pay for upcoming investments. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


During the fiscal year ended October 31, 1997, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton High Income Currency Fund
Periods ended October 31, 1997

                                    Since
                                     One-       Five-  Inception
                                     Year       Year  (11/17/89)
Cumulative Total Return1            -0.08%     20.23%    65.82%
Average Annual Total Return2        -3.08%      3.12%     6.16%
Value of $10,000 Investment3       $9,692     $11,662   $16,084
Distribution Rate4           3.30%
30-Day Standardized Yield5   3.58%
                           10/31/93  10/31/94  10/31/95   10/31/96  10/31/97
One-Year
Total Return6               -4.82%     9.97%     9.01%     5.66%     -0.08%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the maximum 3.0% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the maximum 3.0% initial sales charge.
4. Distribution rate is based on the maximum offering price of $10.90 per share on October 31, 1997, and an annualization of the most recent monthly dividend of
3.0 cents ($0.03) per share.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1997.
6. One-year total return represents the change in value of an investment over the periods ended on the indicated dates and does not include the sales charge.
All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total return. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton German Government Bond Fund


                                                                      Class I
                                        ---------------------------------------------------------------------
                                                  Year Ended October 31,               Year Ended April 30,
                                        ---------------------------------------------------------------------
                                           1997      1996       1995      1994+           1994        1993a,b
                                        ---------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....     $13.16    $14.31     $13.26    $12.29          $13.08    $12.50
Income from investment operations:
 Net investment income.................        .53       .66       1.53       .41             .78       .27
 Net realized and unrealized gain(loss)      (1.60)     (.69)       .71       .92            (.72)      .56
                                        ---------------------------------------------------------------------
Total from investment operations.......      (1.07)     (.03)      2.24      1.33             .06       .83
                                        ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..      --        (1.00)     (1.19)     (.36)           (.39)     (.25)
 Distributions from net realized gains.      --         (.06)       --        --             (.06)      --
 Distributions from tax return of capital     (.58)     (.06)       --        --             (.40)      --
                                        ---------------------------------------------------------------------
Total distributions....................      --        (1.12)     (1.19)     (.36)           (.85)     (.25)
                                        ---------------------------------------------------------------------
Net asset value, end of year...........     $11.51    $13.16     $14.31    $13.26          $12.29    $13.08
                                        =====================================================================
Total Return**.........................      (8.17%)    (.14%)    18.28%    10.92%            .64%     6.15%

Ratios/Supplemental Data
Net assets, end of year (000's)........ $12,754   $17,552    $24,113   $13,236         $13,341   $10,738
Ratio to average net assets:
 Expenses..............................       1.42%     1.10%      1.25%      1.04%*         1.00%       .87%*
 Expenses excluding waiver and
  payments by affiliates...............       1.42%     1.10%      1.29%      1.77%*         1.83%      1.73%*
 Net investment income.................       4.51%     5.25%      5.17%      6.37%*         4.74%      6.06%*
Portfolio turnover rate................      41.63%    57.59%     67.77%    301.60%*       185.66%    190.89%*

*Annualized.
**Total return does not reflect sales commissions and is not annualized.
aFor the period December 31, 1992 (effective date) to April 30, 1993.
bFinancial Highlights for periods ended prior to April 30, 1994 were audited by other independent auditors whose opinions are not included herein.
+Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights (continued)

Franklin Templeton German Government Bond Fund (cont.)

                                              Advisor Class
                                             --------------
                                                  1997+,a
                                             --------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year..........      $12.98
Income from investment operations:
 Net investment income......................         .43
 Net realized and unrealized loss...........       (1.40)
                                             --------------
Total from investment operations............        (.97)
                                             --------------
Less distributions:
 Distributions from tax return of capital...        (.49)
                                             --------------
Net asset value, end of year................      $11.52
                                             ==============
Total Return**..............................       (7.44%)

Ratios/Supplemental Data
Net assets, end of year (000's).............      $28
Ratio to average net assets:
 Expenses...................................         1.27%*
 Net investment income......................         4.49%*
Portfolio turnover rate.....................       41.63%


*Annualized.

**Total return is not annualized.
+For the period January 2, 1997 (effective date) through October 31, 1997. aBased on average weighted shares outstanding.

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, October 31, 1997



                                                                                                 PRINCIPAL
Franklin Templeton German Government Bond Fund                                        AMOUNT       VALUE
Long Term Investments 96.8%
Eurobonds 26.2%
Europe Economic Community, 6.50%, 3/10/00.......................................   900,000 DEM   $ 543,770
European Investment Bank, 7.75%, 1/26/05........................................   500,000 DEM     327,039
Government of Austria, 7.25%, 5/3/07............................................   850,000 DEM     546,844
Interamerican Development Bank, 6.75%, 4/29/03..................................   925,000 DEM     572,558
International Bank Recon/Dev, 6.125%, 9/27/02...................................   600,000 DEM     362,339
Japan Finance Corp. Muni Enterprises, 7.75%, 10/28/04...........................   800,000 DEM     519,782
Kingdom of Denmark, 6.125%, 4/15/98.............................................   275,000 DEM     160,648
Osterreich Kontrollbank, 7.00%, 8/8/05..........................................   500,000 DEM     314,132
                                                                                             -------------
Total Eurobonds (cost $3,604,985)...............................................                 3,347,112
                                                                                             -------------
German Bonds 70.6%
Allgemeine Hypotheken Bank AG, 6.00%, 9/16/02...................................   540,000 DEM     322,816
Bayerische Hypotheken-Und Wechselbank AG, 6.00%, 9/13/00........................   530,000 DEM     317,299
Bundesland Baden-Wuerttemberg, 7.50%, 10/22/04..................................   750,000 DEM     482,292
Deutsche Hypothekenbank Franfurt AG, 6.00%, 3/22/02.............................   900,000 DEM     538,392
Federal Republic of Germany:
 6.875%, 2/24/99................................................................ 1,655,000 DEM     992,443
 6.375%, 7/1/99................................................................. 1,835,000 DEM   1,099,422
Freie Hansestadt Bremen, 8.50%, 4/17/98.........................................   500,000 DEM     295,568
Gemeinsame Bundeslaender, 6.00%, 1/29/07........................................ 2,390,000 DEM   1,407,823
KFW International Finance, 7.75%, 10/6/04.......................................   650,000 DEM     423,265
Land Niedersachsen, 7.50%, 1/20/05..............................................   150,000 DEM      97,372
Land Sachsen Anhalt:
 7.25%, 4/20/05.................................................................   550,000 DEM     348,576
 7.50%, 10/28/04................................................................   800,000 DEM     519,318
LKB Baden-Wuerttemburg Finance NV, 6.50%, 9/15/08...............................   800,000 DEM     487,760
Rheinhyp Rheinische Hypothekenbank AG, 5.50%, 12/20/99..........................   530,000 DEM     312,995
Sueddeutsche Bodencreditbank AG, 6.00%, 11/06/01................................   900,000 DEM     538,549
Westfaelische Hypothekenbank AG, 5.50%, 9/13/99.................................   530,000 DEM     313,302
Wurttembergische Hypothekenbank, 5.50%, 1/22/02.................................   900,000 DEM     529,673
                                                                                             -------------
Total German Bonds (cost $9,560,069)............................................                 9,026,865
                                                                                             -------------
Total Investments: 96.8% (cost $13,165,054).....................................                12,373,977
Other Assets, less liabilities: 3.2%............................................                   405,693
Net Equity in Forward Contracts: 0.0%...........................................                     2,295
                                                                                             -------------
Total Net Assets: 100.0%........................................................               $12,781,965
                                                                                             =============

CURRENCY ABBREVIATION:
DEM - Germany

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton Global Currency Fund


                                                                      Class I
                                        ---------------------------------------------------------------------
                                                  Year Ended October 31,               Year Ended April 30,
                                        ---------------------------------------------------------------------
                                           1997      1996       1995      1994+           1994        1993b
                                        ---------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....     $12.80    $13.67     $14.14    $13.85          $13.96     $14.01
Income from investment operations:
 Net investment income.................        .49       .69       1.29       .25             .57        .67
 Net realized and unrealized gain (loss)      (.68)     (.54)      (.49)      .32            (.11)      1.01
                                        ---------------------------------------------------------------------
Total from investment operations.......       (.19)      .15        .80       .57             .46       1.68
                                        ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..      --         (.71)     (1.27)     (.28)           (.57)      (.69)
 Distributions from net realized gains.      --          --         --        --              --       (1.04)
 Distributions from tax return of capital     (.51)     (.31)       --        --              --          --
                                        ---------------------------------------------------------------------
Total distributions....................       (.51)    (1.02)     (1.27)     (.28)           (.57)     (1.73)
                                        ---------------------------------------------------------------------
Net asset value, end of year...........     $12.10    $12.80     $13.67    $14.14          $13.85     $13.96
                                        =====================================================================
Total Return**.........................      (1.46%)    1.27%      6.05%     4.14%           3.41%     13.28%

Ratios/Supplemental Data
Net assets, end of year (000's)........ $41,795   $50,773    $59,942   $56,098         $51,539    $62,355
Ratio to average net assets:
 Expenses..............................       1.10%      .99%       .99%      1.04%*         1.41%      1.67%
 Expenses excluding waiver and
  payments by affiliates...............       1.10%      .99%       .99%      1.12%*         1.61%      1.67%
 Net investment income.................       4.01%     4.30%      5.29%      3.55%*         2.78%      4.64%
Portfolio turnover rate................        .00%      .00%     46.05%     50.82%*        37.16%     10.39%

*Annualized.
**Total return does not reflect sales commissions and is not annualized. bFinancial Highlights for periods ended prior to April 30, 1994 were audited by other independent auditors whose opinions are not included herein. +Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

See notes to financial statements.


FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, October 31, 1997



                                                                                                 PRINCIPAL
Franklin Templeton Global Currency Fund                                              AMOUNT*       VALUE
Long Term Investments 11.0%

Corporate Bonds-Floating Rate Notes 2.4% (cost $1,139,911)

European Investment Bank,FRN, 3.0625%, 3/25/98.................................. 1,750,000DEM $ 1,014,184
                                                                                            -------------
Foreign Government Securities-Floating Rate Notes 8.6%
Government of Belgium, FRN, 3.37109%, 3/24/00................................... 2,000,000DEM   1,158,893
Government of Spain, FRN, 3.09375%, 6/29/02..................................... 4,150,000DEM   2,411,444
                                                                                            -------------
Total Foreign Government Securities-Floating Rate Notes (cost $4,010,413).......                3,570,337
                                                                                            -------------
Total Long Term Investments (cost $5,150,324)...................................                4,584,521
                                                                                            -------------
Short Term Investments 94.5%
Time Deposit 0.8% (cost $330,000)
HSBC Securities, Inc., 5.625%, 11/03/97.........................................   330,000        330,000
                                                                                            -------------
Commercial Paper 8.4%
Halifax Building Society Ltd., 5.50%, 11/03/97.................................. 1,400,000      1,400,000
National Australia Funding, 5.49%, 11/18/97..................................... 2,125,000      2,119,071
                                                                                            -------------
Total Commercial Paper (cost $3,518,525)........................................                3,519,071
                                                                                            -------------
Government Securities 9.1%
German Treasury Bill, 3.52%, 4/17/98............................................ 3,000,000DEM   1,708,048
U.S. Treasury Bill, 4.80%, 12/26/97............................................. 2,086,000      2,070,737
                                                                                            -------------
Total Government Securities (cost $3,735,275)...................................                3,778,785
                                                                                            -------------
U.S. Government Agencies 63.1%
Federal Farm Credit Banks, 5.65%, 2/02/98....................................... 2,070,000      2,070,000
Federal Home Loan Banks, 5.45% to 5.47% with maturities to 1/16/98.............. 5,185,000      5,143,286
Federal Home Loan Mortgage Corp., 5.39% to 5.46% with maturities to 1/23/98..... 8,160,000      8,105,118
Federal National Mortgage Association, 5.42% to 5.46% with maturities to 2/24/98 9,048,000      8,967,706
Student Loan Marketing Association, 5.21%, 11/20/97............................. 2,100,000      2,099,777
                                                                                            -------------
Total U.S. Government Agencies (cost $26,377,036)...............................               26,385,887
                                                                                            -------------
Total Investments before Repurchase Agreements (cost $39,111,160)...............               38,598,264
                                                                                            -------------
Repurchase Agreements 13.1%
Deutsche Bank AG., 5.67%, 11/03/97 (Maturity Value $1,829,864) (cost $1,829,000)
 Collateralized by U.S. Treasury Note........................................... 1,829,000      1,829,000
Morgan Stanley Inc., 5.66%, 11/03/97 (Maturity Value $1,831,864) (cost $1,831,000)
 Collateralized by U.S. Treasury Note........................................... 1,831,000      1,831,000
UBS Securities Inc., 5.67%, 11/03/97 (Maturity Value $1,830,865) (cost $1,830,000)
 Collateralized by U.S. Treasury Note........................................... 1,830,000      1,830,000
                                                                                            -------------
Total Repurchase Agreements (cost $5,490,000)...................................                5,490,000
                                                                                            -------------
Total Investments: 105.5% (cost $44,601,160)....................................               44,088,264
Other Assets, less liabilities: (4.9%)..........................................               (2,034,619)
Net Equity in Forward Contracts: (0.6%).........................................                 (259,127)
                                                                                            -------------
Total Net Assets: 100.0%........................................................              $41,794,518
                                                                                            =============

CURRENCY ABBREVIATION:
DEM - Germany
*Securities traded in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights


Franklin Templeton Hard Currency Fund

                                                                      Class I
                                        ---------------------------------------------------------------------
                                                  Year Ended October 31,               Year Ended April 30,
                                        ---------------------------------------------------------------------
                                           1997      1996       1995      1994+           1994        1993b
                                        ---------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....     $11.64    $13.09     $13.95    $12.95          $13.00     $13.12
Income from investment operations:
 Net investment income.................        .37       .57       1.84       .26             .50        .71
 Net realized and unrealized gain(loss)      (1.33)    (1.34)     (1.02)      .99            (.05)      1.20
                                        ---------------------------------------------------------------------
Total from investment operations.......       (.96)     (.77)       .82      1.25             .45       1.91
                                        ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..      --         (.06)     (1.68)     (.25)           (.13)      (.69)
 Distributions from net realized gains.      --           --         --        --              --      (1.34)
 Distributions from tax return of capital     (.40)      (.62)       --        --            (.37)       --
                                        ---------------------------------------------------------------------
Total distributions....................       (.40)     (.68)     (1.68)     (.25)           (.50)     (2.03)
                                        ---------------------------------------------------------------------
Net asset value, end of year...........     $10.28    $11.64     $13.09    $13.95          $12.95     $13.00
                                        =====================================================================
Total Return**.........................      (8.28%)   (5.99%)     6.68%     9.74%           3.62%     17.11%

Ratios/Supplemental Data
Net assets, end of year (000's)........ $91,976  $124,666   $132,089   $61,228         $35,739    $49,569
Ratio to average net assets:
 Expenses..............................       1.13%     1.10%      1.15%      1.05%*         1.47%      1.75%
 Expenses excluding waiver and
  payments by affiliates...............       1.13%     1.10%      1.15%      1.28%*         1.71%      1.75%
 Net investment income.................       3.53%     4.50%      4.68%      3.80%*         3.83%      5.23%
Portfolio turnover rate................       2.68%      .00%     15.72%     55.91%*          .00%      4.88%

*Annualized.
**Total return does not reflect sales commissions and is not annualized. bFinancial Highlights for periods ended prior to April 30, 1994 were audited by other independent auditors whose opinions are not included herein.
+Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights (continued)

Franklin Templeton Hard Currency Fund (cont.)

                                              Advisor Class
                                              -------------
                                                  1997+
                                              -------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year..........      $11.28
Income from investment operations:
 Net investment income......................         .34
 Net realized and unrealized loss...........       (1.00)
                                              -------------
Total from investment operations............        (.66)
                                              -------------
Less distributions:
 Distributions from tax return of capital...        (.34)
                                              -------------
Net asset value, end of year................      $10.28
                                              =============
Total Return**..............................       (5.84%)

Ratios/Supplemental Data
Net assets, end of year (000's).............     $249
Ratio to average net assets:
 Expenses...................................         .94%*
 Net investment income......................        3.67%*
Portfolio turnover rate.....................        2.68%



*Annualized.
**Total return is not annualized.
+For the period January 2, 1997 (effective date) through October 31, 1997.

                                            See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, October 31, 1997




                                                                                                 PRINCIPAL
Franklin Templeton Hard Currency Fund                                                AMOUNT*       VALUE
Long Term Investments 6.4%
Corporate Bonds-Floating Rate Notes 2.1%

Commerzbank Overseas Finance, FRN, 1.41016%, 1/19/99..........................     250,000 CHF   $ 177,998
European Investment Bank, FRN, 3.46328%, 10/23/98.............................   1,650,000 DEM     955,752
Inter-American Development Bank, FRN, 0.66410%, 6/19/98....................... 100,000,000 JPY     831,325
                                                                                             -------------
Total Corporate Bonds-Floating Rate Notes (cost $2,260,725)...................                   1,965,075
                                                                                             -------------
Foreign Government Securities-Floating Rate Notes 3.1%
Government of Belgium, FRN, 3.37109%, 3/24/00.................................   4,600,000 DEM   2,665,454
South Australia Finance Authority, FRN, 1.50%, 3/18/99........................     200,000 CHF     142,719
                                                                                             -------------
Total Foreign Government Securities-Floating Rate Notes (cost $3,177,071).....                   2,808,173
                                                                                             -------------
Government Securities 1.2% (cost $1,392,599)
Government of Italy, 0.59375%, 07/26/99....................................... 135,000,000 JPY   1,129,580
                                                                                             -------------
Total Long Term Investments (cost $6,830,395).................................                   5,902,828
                                                                                             -------------
Short Term Investments 97.3%
Commercial Paper 26.0%
Commerzbank AG, 1.22%, 11/10/97...............................................   7,000,000 CHF   4,995,243
Halifax Building Society Ltd., 5.00%, 11/03/97................................   4,620,000       4,620,000
Halifax Building Society Ltd., 1.27%, 11/10/97................................   7,000,000 CHF   4,995,243
National Australia Funding, 5.49%, 11/18/97...................................   4,411,000       4,398,693
Nestle Capital Corporation, 1.27%, 11/10/97...................................   7,000,000 CHF   4,995,243
                                                                                             -------------
Total Commercial Paper (cost $23,553,830).....................................                  24,004,422
                                                                                             -------------
Government Securities 12.5%
Federal Republic of Germany, 5.25%, 11/20/97..................................  10,000,000 DEM   5,805,778
German Treasury Bill, 3.52%, 4/17/98..........................................   2,000,000 DEM   1,138,699
U.S. Treasury Bill, 4.80%, 12/26/97...........................................   4,572,000       4,538,547
                                                                                             -------------
Total Government Securities (cost $11,236,080)................................                  11,483,024
                                                                                             -------------
U.S. Government Agencies 58.5%
Federal Farm Credit Banks, 5.50% to 5.65% with maturities to 3/02/98..........   8,430,000       8,429,934
Federal Home Loan Banks, 5.47% to 5.57% with maturities to 2/04/98............  10,070,000       9,977,578
Federal Home Loan Mortgage Corp., 5.39% to 5.46% with maturities to 1/23/98...  17,830,000      17,711,629
Federal National Mortgage Association, 5.45% to 5.46% with maturities to 2/24/9813,716,000      13,540,245
Student Loan Marketing Association, 5.21%, 11/20/97...........................   4,300,000       4,299,544
                                                                                             -------------
Total U.S. Government Agencies (cost $53,939,844).............................                  53,958,930
                                                                                             -------------
Total Investments before Repurchase Agreement (cost $95,560,149)..............                  95,349,204
                                                                                             -------------
Repurchase Agreement 0.3%
UBS Securities Inc., 5.67%, 11/03/97 (Maturity Value $279,840) (cost $279,000)
Collateralized by U.S. Treasury Note..........................................     279,000         279,000
                                                                                             -------------
Total Investments: 103.7% (cost $95,839,149)..................................                  95,628,204
Other Assets, less liabilities: (4.6%)........................................                 (4,220,566)
Net Equity in Forward Contracts: 0.9%.........................................                     817,702
                                                                                             -------------
Total Net Assets: 100.0%......................................................                 $92,225,340
                                                                                             =============

CURRENCY ABBREVIATIONS:
CHF  -Switzerland
DEM  - Germany
JPY  -Japan

*Securities traded in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton High Income Currency Fund

                                                                          Class I
                                        ---------------------------------------------------------------------
                                                 Year Ended October 31,                Year Ended April 30,
                                        ---------------------------------------------------------------------
                                          1997      1996      1995      1994+            1994       1993b
                                        ---------------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.....     $11.02    $11.56     $11.59    $11.28          $12.13     $12.90
Income from investment operations:
 Net investment income.................        .43       .58       1.47       .31             .59        .90
 Net realized and unrealized gain (loss)      (.44)      --        (.51)      .31            (.85)      (.40)
                                        ---------------------------------------------------------------------
Total from investment operations.......       (.01)      .58        .96       .62            (.26)       .50
                                        ---------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..       (.02)    (1.08)      (.99)     (.31)            --        (.94)
 Distributions from net realized gains.         --      (.01)       --        --              --        (.33)
 Distributions from tax return of capital     (.42)     (.03)       --        --             (.59)       --
                                        ---------------------------------------------------------------------
Total distributions....................       (.44)    (1.12)      (.99)     (.31)           (.59)     (1.27)
                                        ---------------------------------------------------------------------
Net asset value, end of year...........     $10.57    $11.02     $11.56    $11.59          $11.28     $12.13
                                        =====================================================================
Total Return**.........................       (.08%)    5.56%      8.90%     5.60%          (2.03%)     4.49%

Ratios/Supplemental Data
Net assets, end of year (000's)........  $8,376   $10,113    $10,902   $16,878         $16,706    $32,341
Ratio to average net assets:
 Expenses..............................       1.49%     1.25%      1.25%      1.04%*         1.59%      1.81%
 Expenses excluding waiver and payments
  by affiliates........................       1.49%     1.29%      1.45%      1.45%*         1.82%      1.81%
 Net investment income.................       4.11%     4.83%      5.56%      5.44%*         4.80%      6.86%
Portfolio turnover rate................      99.39%      .00%    115.05%   1588.38%*        --         --

*Annualized.
**Total return does not reflect sales commissions and is not annualized. bFinancial Highlights for periods ended prior to April 30, 1994 were audited by other independent auditors whose opinions are not included herein. +Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, October 31, 1997



                                                                                                  PRINCIPAL
Franklin Templeton High Income Currency Fund                                         AMOUNT*        VALUE
Foreign Government Securities-Floating Rate Notes 9.2% (cost $716,136)
United Kingdom, FRN, 7.04167%, 3/11/99.......................................      460,000 GBP  $ 774,230
                                                                                            -------------
Short Term Investments 95.9%
Time Deposit 3.2% (cost $269,697)
JP Morgan & Co. Inc., 6.55%, 11/05/97........................................  458,429,409 ITL    270,779
                                                                                            -------------
Commercial Paper 10.0%
Halifax Building Society Ltd., 5.50%, 11/03/97...............................      415,000        415,000
National Australia Funding, 5.49%, 11/18/97..................................      422,000        420,823
                                                                                            -------------
Total Commercial Paper (cost $835,652).......................................                     835,823
                                                                                            -------------
Government Securities 23.5%
Canada Treasury Bill, 2.97%, 1/08/98.........................................      390,000 CAD    274,845
Government of Spain, 5.13%, 4/03/98..........................................   69,000,000 ESP    464,506
Republic of Italy, 7.08%, 4/30/98............................................1,420,000,000 ITL    809,895
U.S. Treasury Bill, 4.80%, 12/26/97..........................................      419,000        415,934
                                                                                            -------------
Total Government Securities (cost $1,980,485)................................                   1,965,180
                                                                                            -------------
U.S. Government Agencies 59.2%
Federal Farm Credit Banks, 5.54% to 5.65% with maturities to 3/02/98.........      815,000        814,963
Federal Home Loan Banks, 5.47%, with maturities to 1/16/98...................      835,000        826,494
Federal Home Loan Mortgage Corp., 5.39% to 5.46% with maturities to 1/23/98..    1,670,000      1,658,726
Federal National Mortgage Association, 5.45% to 5.46% with maturities to 2/24/98 1,257,000      1,240,894
Student Loan Marketing Association, 5.21%, 11/20/97..........................      420,000        419,955
                                                                                            -------------
Total U.S. Government Agencies (cost $4,959,196).............................                   4,961,032
                                                                                            -------------
Total Short Term Investments (cost $8,045,030)...............................                   8,032,814
                                                                                            -------------
Total Investment: 105.1% (cost $8,761,166)...................................                   8,807,044
Other Assets, less liabilities: (4.6%).......................................                    (388,753)
Net Equity in Forward Contracts: (0.5%)......................................                     (42,632)
                                                                                            -------------
Total Net Assets: 100.0%.....................................................                  $8,375,659
                                                                                            =============

CURRENCY ABBREVIATIONS:
CAD  -Canada
ESP  -Spain
GBP  -United Kingdom
ITL  -Italy


*Securities traded in U.S. dollars unless otherwise indicated.

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements


Statement of Assets and Liabilities
October 31, 1997


                                                          Franklin
                                                          Templeton    Franklin       Franklin          Franklin
                                                           German      Templeton      Templeton         Templeton
                                                         Government     Global          Hard           High Income
                                                          Bond Fund  Currency Fund  Currency Fund     Currency Fund
                                                     --------------------------------------------------------------
Assets:
 Investments in securities:
Cost..............................................     $13,165,054     $39,111,160    $95,560,149    $8,761,166
                                                     ==============================================================
Value.............................................      12,373,977      38,598,264     95,349,204     8,807,044
 Repurchase agreements, at value and cost.........              --       5,490,000        279,000            --
 Foreign currencies
  (cost $339,464 and $28,890, respectively).......         339,660          29,769             --            --
 Cash.............................................              --          10,483             34        57,540
 Receivables:
Beneficial shares sold............................          85,389             529        272,205           411
Interest..........................................         351,125         159,197        448,090        22,069
 Unrealized gains on forward currency contracts (Note 6)     2,484         304,509        817,702        18,501
 Unamortized organization costs...................           1,271              --             --            --
                                                     --------------------------------------------------------------
Total assets......................................      13,153,906      44,592,751     97,166,235     8,905,565
                                                     --------------------------------------------------------------
Liabilities:
 Payables:
Funds advanced by custodian.......................         265,922              --             --            --
Investment securities purchased...................              --       2,070,000      4,550,000       415,000
Beneficial shares redeemed........................          23,974           1,185         80,160         5,567
To affiliates.....................................           9,324          32,442         64,195         6,218
To shareholders...................................          36,605              --             --            --
 Distribution to shareholders.....................           6,926          30,364         63,609         4,577
 Unrealized losses on forward currency contracts (Note 6)      189         563,636             --        61,133
 Other liabilities................................          29,001         100,606        182,931        37,411
                                                     --------------------------------------------------------------
Total liabilities.................................         371,941       2,798,233      4,940,895       529,906
                                                     --------------------------------------------------------------
 Net assets, at value.............................     $12,781,965     $41,794,518    $92,225,340    $8,375,659
                                                     ==============================================================


                                                          Franklin
                                                          Templeton    Franklin       Franklin          Franklin
                                                           German      Templeton      Templeton         Templeton
                                                         Government     Global          Hard           High Income
                                                          Bond Fund  Currency Fund  Currency Fund     Currency Fund
                                                     --------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss).......        $ (2,295)      $ 265,180     $ (817,703)     $ 25,019
 Net unrealized appreciation (depreciation).......        (783,617)       (770,030)       618,202         3,518
 Accumulated net realized loss....................          (2,020)       (339,636)    (1,623,677)      (24,312)
 Capital shares...................................      13,569,897      42,639,004     94,048,518     8,371,434
                                                     --------------------------------------------------------------
Net assets, at value..............................     $12,781,965     $41,794,518   $ 92,225,340    $8,375,659
                                                     ==============================================================
Class I:
 Net assets, at value.............................     $12,753,974     $41,794,518   $ 91,975,922    $8,375,659
                                                     ==============================================================
 Shares outstanding...............................       1,108,528       3,454,471      8,944,016       792,480
                                                     ==============================================================
 Net asset value per share*.......................             $11.51          $12.10         $10.28        $10.57
                                                     ==============================================================
 Maximum offering price per share
  (Net asset value per share / 97.00%)............             $11.87          $12.47         $10.60        $10.90
                                                     ==============================================================
Advisor Class:
 Net assets, at value.............................        $ 27,991                      $ 249,418
                                                     ===============                 ==============
 Shares outstanding...............................           2,430                         24,262
                                                     ===============                 ==============
 Net asset value and offering price per share.....          $11.52                         $10.28
                                                     ===============                 ==============

*Redemption price is equal to net asset value less any applicable sales charge.


See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements (continued)


Statement of Operations
for the year ended October 31, 1997


                                                       Franklin
                                                       Templeton     Franklin     Franklin       Franklin
                                                        German       Templeton    Templeton      Templeton
                                                      Government      Global        Hard        High Income
                                                       Bond Fund   Currency FundCurrency Fund  Currency Fund
                                                     --------------------------------------------------------------
Interest income:
 Interest.........................................     $ 903,482   $2,335,127   $ 4,892,141      $514,124
                                                     --------------------------------------------------------------
Expenses:
 Management fees (Note 3).........................        83,958      296,670       682,152        59,758
 Distribution fees - Class I (Note 3).............        28,912      108,554       227,407        18,875
 Transfer agent fees (Note 3).....................        24,120       42,000       114,100        15,000
 Custodian fees...................................         1,000        1,000        18,900         2,100
 Reports to shareholders..........................        19,800       22,400        42,120        10,650
 Registration and filing fees.....................        29,500        8,250        48,250        10,550
 Professional fees ...............................         9,550       15,200        39,200         8,700
 Trustees' fees and expenses (Note 3).............        10,150        7,800         9,100        10,700
 Amortization of organization costs (Note 1)......         7,664           --            --            --
 Other............................................           967        2,102         4,812           352
                                                     --------------------------------------------------------------
Total expenses....................................       215,621      503,976     1,186,041       136,685
                                                     --------------------------------------------------------------
 Net investment income............................       687,861    1,831,151     3,706,100       377,439
                                                     --------------------------------------------------------------
Realized and unrealized losses:
 Net realized loss from:
  Investments.....................................      (659,128)    (784,500)   (4,414,915)     (180,569)
  Foreign currency transactions...................      (208,995)  (1,027,451)  (11,397,084)     (113,531)
                                                     --------------------------------------------------------------
 Net realized loss................................      (868,123)  (1,811,951)  (15,811,999)     (294,100)

 Net unrealized appreciation (depreciation) on:
  Investments.....................................    (1,177,516)    (544,020)      527,621       (27,602)
Translation of assets and liabilities denominated in
 foreign currencies...............................        11,275     (254,849)      878,886       (79,428)
                                                     --------------------------------------------------------------
  Net unrealized appreciation (depreciation)......    (1,166,241)    (798,869)    1,406,507      (107,030)
                                                     --------------------------------------------------------------
Net realized and unrealized loss..................    (2,034,364)  (2,610,820)  (14,405,492)     (401,130)
                                                     --------------------------------------------------------------
Net decrease in net assets resulting from operations $(1,346,503)  $ (779,669) $(10,699,392)    $ (23,691)
                                                     ==============================================================

                                            See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1997 and 1996

                                                     Franklin Templeton              Franklin Templeton
                                                 German Government Bond Fund        Global Currency Fund
                                                 --------------------------------------------------------
                                                      1997         1996              1997         1996
                                                 --------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........................   $ 687,861   $ 1,129,998       $ 1,831,151  $ 2,341,624
  Net realized loss from investments and foreign
 currency transactions..........................    (868,123)      (84,969)       (1,811,951)    (857,075)
  Net unrealized depreciation on investments and
 translation of assets and liabilities denominated in
 foreign currencies.............................  (1,166,241)   (1,319,445)         (798,869)    (914,651)
                                                 --------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations................................  (1,346,503)     (274,416)         (779,669)     569,898
 Distributions to shareholders from:
  Net investment income:
 Class I........................................          --    (1,645,317)               --   (3,012,672)
Net realized gains:
 Class I........................................          --      (102,554)               --           --
Tax Return of Capital
 Class I........................................    (724,669)     (102,139)       (1,895,614)  (1,330,318)
   Advisor Class................................     (24,821)           --                --           --
Capital share transactions (Note 2)
 Class I........................................  (2,765,367)   (4,437,052)       (6,303,604)  (5,395,335)
 Advisor Class..................................      91,512            --                --           --
                                                 --------------------------------------------------------
Net decrease in net assets......................  (4,769,848)   (6,561,478)       (8,978,887)  (9,168,427)
Net assets:
 Beginning of year..............................  17,551,813    24,113,291        50,773,405   59,941,832
                                                 --------------------------------------------------------
 End of year.................................... $12,781,965   $17,551,813       $41,794,518  $50,773,405
                                                 ========================================================
Undistributed net investment income included in net assets:
 End of year....................................    $ (2,295)          $--        $  265,180     $ 12,235
                                                 ========================================================

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements (continued)



Statements of Changes in Net Assets (cont.)
for the years ended October 31, 1997 and 1996

                                                    Franklin Templeton               Franklin Templeton
                                                    Hard Currency Fund            High Income Currency Fund
                                               ------------------------------------------------------------
                                                    1997          1996               1997         1996
                                               ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income........................   $ 3,706,100    $ 5,612,738         $ 377,439     $488,555
Net realized loss from investments and
 foreign currency transactions...............   (15,811,999)   (13,632,229)         (294,100)     (12,000)
Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies    1,406,507         22,729          (107,030)     59,056
                                               ------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations.............................   (10,699,392)    (7,996,762)          (23,691)     535,611
 Distributions to shareholders from:
Net investment income:
 Class I.....................................            --       (596,892)          (19,163)  (1,005,818)
Net realized gains:
 Class I.....................................            --             --                --      (12,939)
Tax Return of Capital
 Class I.....................................    (3,971,925)    (6,321,432)         (356,921)     (24,976)
   Advisor Class.............................        (7,680)            --                --           --
Capital share transactions (Note 2)
 Class I.....................................   (18,010,343)     7,492,381        (1,337,827)    (280,803)
 Advisor Class...............................       248,378             --                --           --
                                               ------------------------------------------------------------
Net decrease in net assets...................   (32,440,962)    (7,422,705)       (1,737,602)    (788,925)
Net assets:
 Beginning of year...........................   124,666,302    132,089,007        10,113,261   10,902,186
                                               ------------------------------------------------------------
 End of year.................................  $ 92,225,340   $124,666,302        $8,375,659  $10,113,261
                                               ============================================================
Undistributed net investment income included in net assets:
 End of year.................................    $ (817,703)     $ 158,515          $ 25,019    $ (41,061)
                                               ============================================================

See notes to financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST
Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of four funds (the Funds). The Funds and their investment policies are:

Franklin Templeton German Government Bond Fund - The German Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds.

Franklin Templeton Global Currency Fund - The Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more major currencies, including the U.S. dollar.

Franklin Templeton Hard Currency Fund - The Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those major currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term.

Franklin Templeton High Income Currency Fund - The High Income Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in major and non-major currencies. Subject to this investment objective, a secondary consideration of the Fund is preservation of capital.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Organization Costs:

Organization costs are amortized on a straight line basis over five years.

f. Forward Exchange Contracts:

The Funds may enter into forward exchange contracts to obtain an investment result that is substantially equal to a direct investment in a foreign currency denominated instrument and to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. Repurchase Agreements:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1997, all outstanding repurchase agreements held by the Funds have been entered into on that date.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES

The German Government Bond Fund and Hard Currency Fund offer two classes of shares: Class I and Advisor Class. The shares differ by their initial sales load, distribution fees, voting rights affecting a single class and the exchange privilege of each class. The Global Currency Fund and High Income Currency Fund offer one class of shares.


2. BENEFICIAL SHARES (cont.)

At October 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                                                       Franklin Templeton German      Franklin Templeton
                                                         Government Bond Fund        Global Currency Fund
                                                       ---------------------------------------------------
Class I Shares:                                           Shares      Amount          Shares      Amount
                                                       ---------------------------------------------------
1997
 Shares sold..........................................    659,919 $ 7,540,435         491,508 $ 6,060,556
 Shares issued in reinvestment of distributions.......     50,426     599,890         130,486   1,604,655
 Shares redeemed......................................   (935,734)(10,905,692)     (1,134,907)(13,968,815)
                                                       ---------------------------------------------------
 Net increase (decrease)..............................   (225,389)$ (2,765,367)      (512,913)$ (6,303,604)
                                                       ===================================================
1996
 Shares sold..........................................    633,495 $ 8,633,416         534,790 $ 6,917,329
 Shares issued in reinvestment of distributions.......    109,008   1,470,996         282,686   3,656,845
 Shares redeemed...................................... (1,093,633)(14,541,464)     (1,234,150)(15,969,509)
                                                       ---------------------------------------------------
 Net increase (decrease)..............................   (351,130)$ (4,437,052)      (416,674)$ (5,395,335)
                                                       ===================================================

Advisor Class Shares:
1997*
 Shares sold..........................................    208,944 $ 2,430,954
 Shares issued in reinvestment of distributions.......      2,172      24,820
 Shares redeemed......................................   (208,686) (2,364,262)
                                                       ------------------------
 Net increase.........................................      2,430    $ 91,512
                                                       ========================



                                                          Franklin Templeton          Franklin Templeton
                                                          Hard Currency Fund       High Income Currency Fund
                                                       -----------------------------------------------------
Class I Shares:                                           Shares      Amount          Shares      Amount
                                                       -----------------------------------------------------
1997
 Shares sold..........................................  6,145,940 $65,035,999         224,819 $ 2,416,754
 Shares issued in reinvestment of distributions ......    290,801   3,068,787          25,178     269,578
 Shares redeemed...................................... (8,200,653)(86,115,129)       (375,035) (4,024,159)
                                                       -----------------------------------------------------
 Net increase (decrease).............................. (1,763,912)$(18,010,343)      (125,038)$ (1,337,827)
                                                       =====================================================
1996
 Shares sold..........................................  7,838,577 $95,388,807         246,388 $ 2,688,736
 Shares issued in reinvestment of distributions.......    440,761   5,393,631          68,646     742,520
 Shares redeemed...................................... (7,661,154)(93,290,057)       (340,903) (3,712,059)
                                                       -----------------------------------------------------
 Net increase (decrease)..............................    618,184 $ 7,492,381         (25,869) $ (280,803)
                                                       =====================================================
Advisor Class Shares:
1997*
 Shares sold..........................................     87,809   $ 907,672
 Shares issued in reinvestment of distributions.......        684       7,041
 Shares redeemed......................................    (64,231)   (666,335)
                                                       ------------------------
 Net increase.........................................     24,262   $ 248,378
                                                       ========================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter and transfer agent, respectively.

Global Currency Fund, Hard Currency Fund and High Income Currency Fund pay an investment management fee to Advisers of 0.65% per year of the average daily net assets of each Fund. German Government Bond Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund. Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly owned subsidiary of Franklin Resources, Inc. provides subadvisory services to the Funds and receives from Advisers fees of 0.25% per year based on the aggregate average daily net assets of the Funds.

The Global Currency Fund, the Hard Currency Fund, and the High Income Currency Fund reimburse Distributors up to 0.45% per year of the Funds' average daily net assets of Class I and the German Bond Fund reimburses Distributors up to 0.25% per year of the Fund's average daily net assets of Class I for costs incurred in marketing the Funds' shares.

Distributors received net commissions on sales of Fund shares, and paid commissions to other dealers for the year ended October 31, 1997 as follows:



                                          Franklin TempletonFranklin TempletonFranklin TempletonFranklin Templeton
                                           German Government     Global           Hard              High Income
                                               Bond Fund      Currency Fund   Currency Fund        Currency Fund
                                             ---------------------------------------------------------------------
Total commissions received..............           $21,795         $39,015       $337,549         $10,330
                                             =====================================================================
Paid to other dealers...................           $19,048         $34,580       $300,618         $ 9,019
                                             =====================================================================


4. INCOME TAXES

At October 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:


                                          Franklin TempletonFranklin TempletonFranklin TempletonFranklin Templeton
                                           German Government     Global           Hard        High Income
                                               Bond Fund      Currency Fund   Currency Fund  Currency Fund
                                             ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2001...................................                --        $ 35,182      $ 301,642              --
 2002...................................                --              --            271              --
 2003...................................                --         173,253        112,254              --
 2004...................................                --          77,143      1,047,201         $22,408
 2005...................................            $2,020          54,060        162,309           1,904
                                             ----------------------------------------------------------------------
                                                    $2,020        $339,638     $1,623,677         $24,312
                                             ======================================================================

4. INCOME TAXES (cont.)

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments.

At October 31, 1997, the net unrealized appreciation/depreciation based on the cost of investments for income tax purposes were as follows:


                                          Franklin TempletonFranklin TempletonFranklin TempletonFranklin Templeton
                                           German Government     Global           Hard              High Income
                                               Bond Fund      Currency Fund   Currency Fund        Currency Fund
                                             -----------------------------------------------------------------------
Unrealized appreciation.................          $150,080        $ 53,072       $729,962         $65,341
Unrealized depreciation.................          (941,157)       (565,968)      (940,907)        (19,463)
                                             -----------------------------------------------------------------------
Net unrealized appreciation (depreciation)       $(791,077)      $(512,896)     $(210,945)         $45,878
                                             =======================================================================


Net Investment Income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows:


                                          Franklin TempletonFranklin TempletonFranklin TempletonFranklin Templeton
                                           German Government     Global           Hard             High Income
                                               Bond Fund      Currency Fund   Currency Fund       Currency Fund
                                             ----------------------------------------------------------------------
Purchases...............................        $5,702,774             $--       $444,645        $753,269
Sales...................................        $8,224,350             $--       $156,019        $757,028

6. OFF-BALANCE SHEET RISK

The Funds have been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to obtain investment results that are substantially equal to direct investments in foreign currency denominated instruments and to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollars and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At October 31, 1997, the Funds have outstanding forward exchange contracts for the sale of a currency as set out below. The contract is reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

6. OFF-BALANCE SHEET RISK (cont.)

As of October 31, 1997, the German Government Bond Fund had the following forward foreign currency contracts outstanding:


                                                                In            Settlement         Unrealized
                                                           Exchange for          Date            Gain/(Loss)
                                                         ----------------------------------------------------
Contracts to Buy:
    606,445          Deutschemark                        U.S.   $350,000      12/03/97        U.S. $2,484
                                                               ---------                         --------
Contracts to Sell:
     86,350          Deutschemark                        U.S.   $ 50,000      12/03/97              ($189)
                                                               ---------                         --------
                     Net unrealized gain on forward exchange contracts                        U.S. $2,295
                                                                                                 ========


As of October 31, 1997, the Global Currency Fund had the following forward foreign currency contracts outstanding:


                                                                In            Settlement         Unrealized
                                                           Exchange for          Date            Gain/(Loss)
                                                       -----------------------------------------------------
Contracts to Buy:
  1,400,000          British pound                       U.S.$ 2,258,788      11/10/97        U.S.$ 89,037
    750,000          Deutschemark                                419,107      11/06/97             16,131
  9,750,000          Deutschemark                              5,629,829      11/10/97             29,573
870,000,000          Japanese yen                              7,250,000      11/28/97              7,931
  3,357,000          New Zealand dollar                        2,081,004      12/30/97              1,347
 16,306,000          Norwegian krone                           2,323,666      11/26/97             16,680
 17,432,000          Swedish krona                             2,322,922      11/25/97              6,487
                                                               ---------                         --------
                                                         U.S.$22,285,316                          167,186
                                                               ---------
                     Net unrealized gain on offsetting forward contracts                          137,323
                                                                                                 --------
                      Unrealized gain on forward exchange contracts                               304,509
                                                                                                 --------
Contracts to Buy:
 10,300,000          Australian dollar                   U.S.$ 7,596,456      11/14/97           (350,915)
  6,071,000          Canadian dollar                           4,431,387      12/03/97           (116,551)
                                                               ---------                         --------
                                                         U.S.$12,027,843                         (467,466)
                                                               ---------                         --------
Contracts to Sell:
  1,500,000          Deutschemark                        U.S.  $ 847,458      11/06/97            (23,017)
  1,500,000          Deutschemark                                855,188      11/10/97            (15,490)
  4,016,000          Deutschemark                              2,323,402      11/25/97             (9,730)
  4,766,000          Deutschemark                              2,746,939      11/26/97            (22,073)
                                                               ---------                         --------
                                                         U.S.$ 6,772,987                          (70,310)
                                                               ---------                         --------
                     Net unrealized loss on offsetting forward contracts                          (25,860)
                                                                                                 --------
                      Unrealized loss on forward exchange contracts                              (563,636)
                                                                                                 --------
                      Net unrealized loss on forward exchange contracts                    U.S. $(259,127)
                                                                                                 ========






6. OFF-BALANCE SHEET RISK (cont.)


As of October 31, 1997, the Hard Currency Fund had the following forward foreign currency contracts outstanding:

                                                                In            Settlement         Unrealized
                                                           Exchange for          Date            Gain/(Loss)
Contracts to Buy:
   25,000,000        Deutschemark                        U.S.$14,255,086      11/10/97        U.S.$256,202
4,763,900,000        Japanese yen                             39,311,009      11/14/97            351,986
   16,000,000        New Zealand dollar                        9,918,400      12/30/97              6,419
   13,853,000        Swiss franc                               9,824,823      11/28/97             95,664
                                                               ---------                         --------
                                                         U.S.$73,309,318                          710,271
                                                               ---------                         --------
Contracts to Sell:
1,294,900,000        Japanese yen                             10,877,598      11/14/97             96,597
                     Net unrealized gain on offsetting forward contracts                           10,834
                                                                                                 --------
                      Net unrealized gain on forward exchange contracts                       U.S.$817,702
                                                                                                 ========

As of October 31, 1997, the High Income Fund had the following forward foreign currency contracts outstanding:

                                                                In            Settlement         Unrealized
                                                           Exchange for          Date            Gain/(Loss)
                                                          --------------------------------------------------
Contracts to Buy:
    596,000          Australian dollar                   U.S.  $ 418,273      11/14/97        U.S.  $ 984
  2,000,000          Deutschemark                              1,156,136      11/10/97              4,767
  1,333,000          New Zealand dollar                          826,327      12/30/97                535
  3,291,000          Norwegian krona                             468,980      11/26/97              3,367
  3,518,000          Swedish krona                               468,795      11/25/97              1,309
                                                               ---------                         --------
                                                         U.S. $3,338,511                           10,962
                                                               ---------                         --------
                     Net unrealized gain on offsetting forward contracts                            7,539
                                                                                                 --------
                      Unrealized gain on forward exchange contracts                                18,501
                                                                                                 --------
Contracts to Buy:
    745,000          Australian dollar                   U.S.  $ 549,452      11/14/97            (25,382)
    620,000          Canadian dollar                             449,275      11/17/97             (8,983)
    615,000          Canadian dollar                             448,905      12/03/97            (11,807)
                                                               ---------                         --------
                                                         U.S. $1,447,632                          (46,172)
                                                               ---------                         --------
Contracts to Sell:
    810,000          Deutschemark                                468,614      11/25/97             (1,962)
    810,000          Deutschemark                                468,614      11/26/97             (1,990)
                                                               ---------                         --------
                                                         U.S.  $ 937,228                           (3,952)
                                                               ---------                         --------
                     Net unrealized loss on offsetting forward contracts                          (11,009)
                      Unrealized loss on forward exchange contracts                               (61,133)
                                                                                                 --------
                      Net unrealized loss on forward exchange contracts                     U.S. $(42,632)
                                                                                                 --------




7. CREDIT AND CURRENCY RISK

The Funds have investments in excess of 10% of their total net assets in the following:

Global Currency Fund - debt securities denominated in German deutschemarks

High Income Fund - debt securities denominated in Italian liras

Hard Currency Fund - debt securities denominated in Swiss francs and in German deutschemarks.

Such concentrations may subject the Funds more significantly to economic changes occurring within that country.

Most of the German Bond Fund's investments are in the securities of issues in the country of Germany. Such concentration may subject the Fund to economic changes occurring within that country.



FRANKLIN TEMPLETON GLOBAL TRUST
Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin Templeton Global Trust:

We have audited the accompanying statements of assets and liabilities of each of the funds comprising the Franklin Templeton Global Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods ended April 30, 1994 and thereafter for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Trust for the periods ending prior to May 1, 1993 were audited by other auditors, whose report, dated June 11, 1993, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Templeton Global Trust as of October 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods ended April 30, 1994 and thereafter for the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Fort Lauderdale, Florida
November 26, 1997


Franklin Templeton Global Trust Annual Report October 31, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This bar chart shows the correlation with S&P 500 monthly total returns for 5-year period ended 9/30/97.

Lehman Brothers
Government/Corporate Bond Index1      0.33

Morgan Stanley Capital
International-EAFE Index2             0.19

Franklin Templeton
Hard Currency Index3                  0.02

1.  Represents the U.S. bond market.
2.  Represents foreign equities in Europe, Australia, and the Far East.
3. Represents short-term money market securities in Germany, Switzerland, and Japan.

All indices are unmanaged and include reinvested dividends or interests.

GRAPHIC MATERIAL (2)

This chart shows in pie format the Asset Allocation of the Franklin Templeton German Government Bond Fund -- Class I on October 31, 1997, based on total net assets.

Asset Allocation on October 31, 1997


Foreign (Non-German) Government Euromark Bonds     26.2%
German State Government Bonds                      24.7%
German Pfandbriefe Bonds                           22.5%
German Federal Government Bonds                    20.1%
German Government Agency Bonds                      3.3%
Other Net Assets & Liabilities                      3.2%

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Templeton German Government Bond Index - Class I shares to that of the Salomon Brothers German Government Index, based on a $10,000 investment from (12/31/92 - 10/31/97).


                F/T GERMAN      SALOMON BROS. GERMAN GOV'T
                  GOV'T
                BOND FUND
                ADV CLASS
    12/31/92     $10,000         $10,000       SB Germany$T
     1/31/93     $10,136         $10,182          1.82%
     2/28/93     $10,123         $10,220          0.37%
     3/31/93     $10,493         $10,509          2.83%
     4/30/93     $10,615         $10,679          1.62%
     5/31/93     $10,624         $10,707          0.26%
     6/30/93     $10,075         $10,085          -5.81%
     7/31/93      $9,966         $10,009          -0.75%
     8/31/93     $10,513         $10,562          5.52%
     9/30/93     $10,896         $10,938          3.56%
    10/31/93     $10,700         $10,827          -1.01%
    11/30/93     $10,595         $10,664          -1.51%
    12/31/93     $10,555         $10,672          0.08%
     1/31/94     $10,567         $10,633          -0.37%
     2/28/94     $10,528         $10,673          0.38%
     3/31/94     $10,687         $10,925          2.36%
     4/30/94     $10,682         $10,960          0.32%
     5/31/94     $10,738         $10,949          -0.10%
     6/30/94     $11,226         $11,296          3.17%
     7/31/94     $11,323         $11,496          1.77%
     8/31/94     $11,323         $11,458          -0.33%
     9/30/94     $11,421         $11,557          0.86%
    10/31/94     $11,849         $11,959          3.48%
    11/30/94     $11,484         $11,660          -2.50%
    12/31/94     $11,568         $11,738          0.67%
     1/31/95     $11,932         $12,193          3.88%
     2/28/95     $12,505         $12,740          4.48%
     3/31/95     $13,487         $13,900          9.11%
     4/30/95     $13,524         $13,941          0.29%
     5/31/95     $13,532         $13,941          0.00%
     6/30/95     $13,732         $14,098          1.13%
     7/31/95     $13,868         $14,349          1.78%
     8/31/95     $13,201         $13,632          -5.00%
     9/30/95     $13,650         $14,238          4.45%
    10/31/95     $14,013         $14,579          2.39%
    11/30/95     $13,866         $14,498          -0.55%
    12/31/95     $14,133         $14,781          1.95%
     1/31/96     $13,777         $14,366          -2.81%
     2/29/96     $13,746         $14,324          -0.29%
     3/31/96     $13,747         $14,351          0.19%
     4/30/96     $13,407         $13,952          -2.78%
     5/31/96     $13,417         $14,007          0.39%
     6/30/96     $13,425         $14,066          0.42%
     7/31/96     $13,997         $14,686          4.41%
     8/31/96     $14,023         $14,749          0.43%
     9/30/96     $13,775         $14,515          -1.59%
    10/31/96     $13,992         $14,735          1.52%
    11/30/96     $13,964         $14,775          0.27%
    12/31/96     $13,980         $14,728          -0.32%
     1/31/97     $13,300         $14,010          -4.87%
     2/28/97     $13,047         $13,687          -2.31%
     3/31/97     $13,074         $13,747          0.44%
     4/30/97     $12,675         $13,372          -2.73%
     5/31/97     $12,848         $13,587          1.61%
     6/30/97     $12,726         $13,473          -0.84%
     7/31/97     $12,071         $12,852          -4.61%
     8/31/97     $12,254         $13,078          1.76%
     9/30/97     $12,633         $13,431          2.70%
    10/31/97     $12,880         $13,774          2.55%


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Templeton German Government Bond Fund - Advisor Class shares to that of the Soloman Brothers German Bond Index, based on a $10,000 investment from (12/31/92 - 10/31/97).

Period ending     Fund                   Index

                F/T GERMAN      SALOMON BROS. GERMAN GOV'T
                  GOV'T
                BOND FUND
                ADV CLASS
    12/31/92     $10,000         $10,000       SB Germany$T
     1/31/93     $10,136         $10,182          1.82%
     2/28/93     $10,123         $10,220          0.37%
     3/31/93     $10,493         $10,509          2.83%
     4/30/93     $10,615         $10,679          1.62%
     5/31/93     $10,624         $10,707          0.26%
     6/30/93     $10,075         $10,085          -5.81%
     7/31/93      $9,966         $10,009          -0.75%
     8/31/93     $10,513         $10,562          5.52%
     9/30/93     $10,896         $10,938          3.56%
    10/31/93     $10,700         $10,827          -1.01%
    11/30/93     $10,595         $10,664          -1.51%
    12/31/93     $10,555         $10,672          0.08%
     1/31/94     $10,567         $10,633          -0.37%
     2/28/94     $10,528         $10,673          0.38%
     3/31/94     $10,687         $10,925          2.36%
     4/30/94     $10,682         $10,960          0.32%
     5/31/94     $10,738         $10,949          -0.10%
     6/30/94     $11,226         $11,296          3.17%
     7/31/94     $11,323         $11,496          1.77%
     8/31/94     $11,323         $11,458          -0.33%
     9/30/94     $11,421         $11,557          0.86%
    10/31/94     $11,849         $11,959          3.48%
    11/30/94     $11,484         $11,660          -2.50%
    12/31/94     $11,568         $11,738          0.67%
     1/31/95     $11,932         $12,193          3.88%
     2/28/95     $12,505         $12,740          4.48%
     3/31/95     $13,487         $13,900          9.11%
     4/30/95     $13,524         $13,941          0.29%
     5/31/95     $13,532         $13,941          0.00%
     6/30/95     $13,732         $14,098          1.13%
     7/31/95     $13,868         $14,349          1.78%
     8/31/95     $13,201         $13,632          -5.00%
     9/30/95     $13,650         $14,238          4.45%
    10/31/95     $14,013         $14,579          2.39%
    11/30/95     $13,866         $14,498          -0.55%
    12/31/95     $14,133         $14,781          1.95%
     1/31/96     $13,777         $14,366          -2.81%
     2/29/96     $13,746         $14,324          -0.29%
     3/31/96     $13,747         $14,351          0.19%
     4/30/96     $13,407         $13,952          -2.78%
     5/31/96     $13,417         $14,007          0.39%
     6/30/96     $13,425         $14,066          0.42%
     7/31/96     $13,997         $14,686          4.41%
     8/31/96     $14,023         $14,749          0.43%
     9/30/96     $13,775         $14,515          -1.59%
    10/31/96     $13,992         $14,735          1.52%
    11/30/96     $13,964         $14,775          0.27%
    12/31/96     $13,980         $14,728          -0.32%
     1/31/97     $13,300         $14,010          -4.87%
     2/28/97     $13,047         $13,687          -2.31%
     3/31/97     $13,074         $13,747          0.44%
     4/30/97     $12,675         $13,372          -2.73%
     5/31/97     $12,848         $13,587          1.61%
     6/30/97     $12,726         $13,473          -0.84%
     7/31/97     $12,071         $12,852          -4.61%
     8/31/97     $12,254         $13,078          1.76%
     9/30/97     $12,633         $13,431          2.70%
    10/31/97     $12,880         $13,774          2.55%

GRAPHIC MATERIAL (5)

This chart shows in pie format the Asset Allocation of the Franklin Templeton Global Currency Fund -- Class I on October 31, 1997, based on total net assets.

Asset Allocation on October 31, 1997


U.S. Dollar                                        19.0%
Australian Dollar                                  18.2%
Japanes Yen                                        17.3%
German Mark                                        13.3%
Canadian Dollar                                    10.6%
Norwegian Krone                                     5.6%
British Pound                                       5.4%
New Zealand Dollar                                  5.0%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Templeton Global Currency Bond shares to that of the Salomon Brothers German Government Index, based on a $10,000 investment from (11/1/87
- 10/31/97).


Period ending     Fund                      Index

             FRANKLIN TEMPLETON       SALOMON BROS MONEY MARKET
             GLOBAL
             CURRENCY FUND
     11/1/87          $9,700             $10,000
    11/30/87         $10,176             $10,481         4.81%
    12/31/87         $10,638             $10,952         4.49%
     1/31/88         $10,202             $10,515         -3.99%
     2/29/88         $10,254             $10,527         0.12%
     3/31/88         $10,533             $10,834         2.91%
     4/30/88         $10,523             $10,800         -0.31%
     5/31/88         $10,468             $10,655         -1.34%
     6/30/88         $10,138             $10,307         -3.27%
     7/31/88         $10,095             $10,186         -1.17%
     8/31/88         $10,195             $10,140         -0.45%
     9/30/88         $10,246             $10,263         1.21%
    10/31/88         $10,659             $10,695         4.21%
    11/30/88         $10,991             $11,095         3.74%
    12/31/88         $10,870             $10,943         -1.37%
     1/31/89         $10,687             $10,603         -3.11%
     2/28/89         $10,691             $10,840         2.24%
     3/31/89         $10,632             $10,592         -2.29%
     4/30/89         $10,706             $10,689         0.91%
     5/31/89         $10,478             $10,328         -3.37%
     6/30/89         $10,600             $10,463         1.30%
     7/31/89         $10,835             $10,962         4.77%
     8/31/89         $10,648             $10,613         -3.18%
     9/30/89         $10,730             $11,039         4.01%
    10/31/89         $10,814             $11,146         0.97%
    11/30/89         $11,029             $11,382         2.12%
    12/31/89         $11,324             $11,771         3.42%
     1/31/90         $11,422             $11,983         1.80%
     2/28/90         $11,410             $11,971         -0.10%
     3/31/90         $11,462             $12,006         0.29%
     4/30/90         $11,583             $12,196         1.58%
     5/31/90         $11,725             $12,358         1.33%
     6/30/90         $11,874             $12,648         2.35%
     7/31/90         $12,216             $13,249         4.75%
     8/31/90         $12,390             $13,491         1.83%
     9/30/90         $12,591             $13,701         1.55%
    10/31/90         $12,999             $14,179         3.49%
    11/30/90         $13,013             $14,305         0.89%
    12/31/90         $12,960             $14,418         0.79%
     1/31/91         $13,159             $14,690         1.89%
     2/28/91         $13,183             $14,482         -1.42%
     3/31/91         $12,910             $13,574         -6.27%
     4/30/91         $12,997             $13,723         1.10%
     5/31/91         $12,964             $13,649         -0.54%
     6/30/91         $12,854             $13,428         -1.62%
     7/31/91         $13,118             $13,788         2.68%
     8/31/91         $13,002             $13,893         0.76%
     9/30/91         $13,175             $14,489         4.29%
    10/31/91         $13,189             $14,565         0.53%
    11/30/91         $13,388             $14,889         2.22%
    12/31/91         $13,946             $15,635         5.01%
     1/31/92         $13,561             $15,197         -2.80%
     2/29/92         $13,415             $15,008         -1.24%
     3/31/92         $13,414             $15,001         -0.05%
     4/30/92         $13,556             $15,116         0.77%
     5/31/92         $13,930             $15,561         2.94%
     6/30/92         $14,462             $16,211         4.18%
     7/31/92         $14,687             $16,623         2.54%
     8/31/92         $14,972             $17,296         4.05%
     9/30/92         $15,030             $17,063         -1.35%
    10/31/92         $14,593             $16,164         -5.27%
    11/30/92         $14,483             $15,839         -2.01%
    12/31/92         $14,453             $15,780         -0.37%
     1/31/93         $14,504             $15,859         0.50%
     2/28/93         $14,783             $15,819         -0.25%
     3/31/93         $15,089             $16,264         2.81%
     4/30/93         $15,355             $16,669         2.49%
     5/31/93         $15,562             $16,837         1.01%
     6/30/93         $15,316             $16,228         -3.62%
     7/31/93         $15,406             $16,161         -0.41%
     8/31/93         $15,511             $16,442         1.74%
     9/30/93         $15,516             $16,722         1.70%
    10/31/93         $15,352             $16,513         -1.25%
    11/30/93         $15,324             $16,402         -0.67%
    12/31/93         $15,324             $16,422         0.12%
     1/31/94         $15,702             $16,558         0.83%
     2/28/94         $15,819             $16,838         1.69%
     3/31/94         $15,757             $17,042         1.21%
     4/30/94         $15,880             $17,226         1.08%
     5/31/94         $16,083             $17,281         0.32%
     6/30/94         $16,264             $17,843         3.25%
     7/31/94         $16,133             $17,876         0.19%
     8/31/94         $16,211             $18,030         0.86%
     9/30/94         $16,300             $18,441         2.28%
    10/31/94         $16,537             $18,869         2.32%
    11/30/94         $16,412             $18,352         -2.74%
    12/31/94         $16,561             $18,482         0.71%
     1/31/95         $16,632             $18,793         1.68%
     2/28/95         $16,891             $19,229         2.32%
     3/31/95         $17,726             $20,429         6.24%
     4/30/95         $17,832             $20,488         0.29%
     5/31/95         $17,793             $20,316         -0.84%
     6/30/95         $17,968             $20,596         1.38%
     7/31/95         $17,828             $20,670         0.36%
     8/31/95         $17,306             $19,891         -3.77%
     9/30/95         $17,379             $20,353         2.32%
    10/31/95         $17,537             $20,422         0.34%
    11/30/95         $17,334             $20,160         -1.28%
    12/31/95         $17,392             $20,366         1.02%
     1/31/96         $17,140             $19,830         -2.63%
     2/29/96         $17,382             $20,092         1.32%
     3/31/96         $17,489             $20,124         0.16%
     4/30/96         $17,417             $19,826         -1.48%
     5/31/96         $17,520             $19,876         0.25%
     6/30/96         $17,498             $19,946         0.35%
     7/31/96         $17,655             $20,420         2.38%
     8/31/96         $17,800             $20,414         -0.03%
     9/30/96         $17,656             $20,096         -1.56%
    10/31/96         $17,760             $20,305         1.04%
    11/30/96         $17,892             $20,205         -0.49%
    12/31/96         $17,873             $20,139         -0.33%
     1/31/97         $17,181             $19,375         -3.79%
     2/28/97         $17,201             $19,141         -1.21%
     3/31/97         $17,347             $19,267         0.66%
     4/30/97         $17,166             $18,886         -1.98%
     5/31/97         $17,495             $19,401         2.73%
     6/30/97         $17,569             $19,322         -0.41%
     7/31/97         $17,313             $18,788         -2.76%
     8/31/97         $17,329             $18,961         0.92%
     9/30/97         $17,401             $19,202         1.27%
    10/31/97         $17,500             $19,609         2.12%
                      75.00%              96.09%

GRAPHIC MATERIAL (7)

This chart shows in pie format the Asset Allocation of the Franklin Templeton Hard Currency Fund -- Class I on October 31, 1997, based on total net assets.

Asset Allocation on October 31, 1997


Japanes Yen                                        33.0%
Swiss Frank                                        27.2%
German Mark                                        27.0%
New Zealand Dollar                                 10.7%
U.S. Dollar                                         2.1%

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Templeton Hard Currency Fund -- Class I shares to that of the Salomon Brothers World Money Market Index, based on a $10,000 investment from (11/17/89 - 10/31/97).


Period ending     Fund                      Index

                FRANKLIN     SALOMON BROS MONEY MARKET
                TEMPLETON
              HARD CURRENCY
                  FUND
                 CLASS I
    11/17/89     $9,697         $10,000       SB MnyMkt $T
    11/30/89     $9,922         $10,092           0.92%
    12/31/89     $10,434        $10,437           3.42%
     1/31/90     $10,565        $10,625           1.80%
     2/28/90     $10,472        $10,614          -0.10%
     3/31/90     $10,413        $10,645           0.29%
     4/30/90     $10,559        $10,813           1.58%
     5/31/90     $10,680        $10,957           1.33%
     6/30/90     $10,889        $11,215           2.35%
     7/31/90     $11,465        $11,747           4.75%
     8/31/90     $11,639        $11,962           1.83%
     9/30/90     $11,882        $12,148           1.55%
    10/31/90     $12,454        $12,572           3.49%
    11/30/90     $12,532        $12,684           0.89%
    12/31/90     $12,541        $12,784           0.79%
     1/31/91     $12,856        $13,025           1.89%
     2/28/91     $12,634        $12,840          -1.42%
     3/31/91     $11,559        $12,035          -6.27%
     4/30/91     $11,724        $12,168           1.10%
     5/31/91     $11,539        $12,102          -0.54%
     6/30/91     $11,254        $11,906          -1.62%
     7/31/91     $11,653        $12,225           2.68%
     8/31/91     $11,752        $12,318           0.76%
     9/30/91     $12,338        $12,846           4.29%
    10/31/91     $12,377        $12,915           0.53%
    11/30/91     $12,757        $13,201           2.22%
    12/31/91     $13,579        $13,863           5.01%
     1/31/92     $12,913        $13,474          -2.80%
     2/29/92     $12,663        $13,307          -1.24%
     3/31/92     $12,627        $13,301          -0.05%
     4/30/92     $12,708        $13,403           0.77%
     5/31/92     $13,267        $13,797           2.94%
     6/30/92     $13,937        $14,374           4.18%
     7/31/92     $14,253        $14,739           2.54%
     8/31/92     $14,905        $15,336           4.05%
     9/30/92     $15,169        $15,129          -1.35%
    10/31/92     $14,297        $14,332          -5.27%
    11/30/92     $14,014        $14,044          -2.01%
    12/31/92     $13,884        $13,992          -0.37%
     1/31/93     $14,009        $14,062           0.50%
     2/28/93     $14,172        $14,026          -0.25%
     3/31/93     $14,538        $14,421           2.81%
     4/30/93     $14,882        $14,780           2.49%
     5/31/93     $14,945        $14,929           1.01%
     6/30/93     $14,494        $14,388          -3.62%
     7/31/93     $14,527        $14,329          -0.41%
     8/31/93     $14,552        $14,579           1.74%
     9/30/93     $14,646        $14,827           1.70%
    10/31/93     $14,451        $14,641          -1.25%
    11/30/93     $14,387        $14,543          -0.67%
    12/31/93     $14,529        $14,561           0.12%
     1/31/94     $14,907        $14,681           0.83%
     2/28/94     $15,204        $14,930           1.69%
     3/31/94     $15,198        $15,110           1.21%
     4/30/94     $15,421        $15,273           1.08%
     5/31/94     $15,500        $15,322           0.32%
     6/30/94     $16,058        $15,820           3.25%
     7/31/94     $16,037        $15,850           0.19%
     8/31/94     $16,148        $15,987           0.86%
     9/30/94     $16,526        $16,351           2.28%
    10/31/94     $16,923        $16,731           2.32%
    11/30/94     $16,529        $16,272          -2.74%
    12/31/94     $16,723        $16,388           0.71%
     1/31/95     $16,932        $16,663           1.68%
     2/28/95     $17,408        $17,050           2.32%
     3/31/95     $18,675        $18,113           6.24%
     4/30/95     $18,726        $18,166           0.29%
     5/31/95     $18,538        $18,013          -0.84%
     6/30/95     $18,797        $18,262           1.38%
     7/31/95     $18,637        $18,328           0.36%
     8/31/95     $17,523        $17,637          -3.77%
     9/30/95     $17,942        $18,046           2.32%
    10/31/95     $18,057        $18,107           0.34%
    11/30/95     $17,714        $17,875          -1.28%
    12/31/95     $17,830        $18,058           1.02%
     1/31/96     $17,285        $17,583          -2.63%
     2/29/96     $17,540        $17,815           1.32%
     3/31/96     $17,457        $17,843           0.16%
     4/30/96     $17,056        $17,579          -1.48%
     5/31/96     $16,951        $17,623           0.25%
     6/30/96     $16,998        $17,685           0.35%
     7/31/96     $17,549        $18,106           2.38%
     8/31/96     $17,484        $18,101          -0.03%
     9/30/96     $17,012        $17,818          -1.56%
    10/31/96     $16,975        $18,003           1.04%
    11/30/96     $16,756        $17,915          -0.49%
    12/31/96     $16,578        $17,856          -0.33%
     1/31/97     $15,719        $17,179          -3.79%
     2/28/97     $15,430        $16,971          -1.21%
     3/31/97     $15,524        $17,084           0.66%
     4/30/97     $15,144        $16,745          -1.98%
     5/31/97     $15,713        $17,202           2.73%
     6/30/97     $15,507        $17,132          -0.41%
     7/31/97     $14,849        $16,659          -2.76%
     8/31/97     $14,969        $16,812           0.92%
     9/30/97     $15,223        $17,026           1.27%
    10/31/97     $15,570        $17,387           2.12%

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Templeton Hard Currency Fund - Advisor Class shares to that of the Soloman Brothers German Bond Index, based on a $10,000 investment from (11/17/89 - 10/31/97).

Period ending     Fund                   Index

                FRANKLIN     SALOMON BROS MONEY MARKET
                TEMPLETON
              HARD CURRENCY
                  FUND
              ADVISOR CLASS
    11/17/89     $10,000        $10,000       SB MnyMkt $T
    11/30/89     $10,232        $10,092           0.92%
    12/31/89     $10,760        $10,437           3.42%
     1/31/90     $10,894        $10,625           1.80%
     2/28/90     $10,799        $10,614          -0.10%
     3/31/90     $10,738        $10,645           0.29%
     4/30/90     $10,888        $10,813           1.58%
     5/31/90     $11,013        $10,957           1.33%
     6/30/90     $11,229        $11,215           2.35%
     7/31/90     $11,823        $11,747           4.75%
     8/31/90     $12,002        $11,962           1.83%
     9/30/90     $12,252        $12,148           1.55%
    10/31/90     $12,843        $12,572           3.49%
    11/30/90     $12,923        $12,684           0.89%
    12/31/90     $12,932        $12,784           0.79%
     1/31/91     $13,257        $13,025           1.89%
     2/28/91     $13,028        $12,840          -1.42%
     3/31/91     $11,920        $12,035          -6.27%
     4/30/91     $12,090        $12,168           1.10%
     5/31/91     $11,899        $12,102          -0.54%
     6/30/91     $11,605        $11,906          -1.62%
     7/31/91     $12,017        $12,225           2.68%
     8/31/91     $12,119        $12,318           0.76%
     9/30/91     $12,723        $12,846           4.29%
    10/31/91     $12,764        $12,915           0.53%
    11/30/91     $13,155        $13,201           2.22%
    12/31/91     $14,003        $13,863           5.01%
     1/31/92     $13,316        $13,474          -2.80%
     2/29/92     $13,058        $13,307          -1.24%
     3/31/92     $13,021        $13,301          -0.05%
     4/30/92     $13,105        $13,403           0.77%
     5/31/92     $13,681        $13,797           2.94%
     6/30/92     $14,372        $14,374           4.18%
     7/31/92     $14,698        $14,739           2.54%
     8/31/92     $15,370        $15,336           4.05%
     9/30/92     $15,643        $15,129          -1.35%
    10/31/92     $14,743        $14,332          -5.27%
    11/30/92     $14,451        $14,044          -2.01%
    12/31/92     $14,317        $13,992          -0.37%
     1/31/93     $14,446        $14,062           0.50%
     2/28/93     $14,614        $14,026          -0.25%
     3/31/93     $14,991        $14,421           2.81%
     4/30/93     $15,347        $14,780           2.49%
     5/31/93     $15,411        $14,929           1.01%
     6/30/93     $14,946        $14,388          -3.62%
     7/31/93     $14,981        $14,329          -0.41%
     8/31/93     $15,006        $14,579           1.74%
     9/30/93     $15,103        $14,827           1.70%
    10/31/93     $14,901        $14,641          -1.25%
    11/30/93     $14,836        $14,543          -0.67%
    12/31/93     $14,982        $14,561           0.12%
     1/31/94     $15,372        $14,681           0.83%
     2/28/94     $15,678        $14,930           1.69%
     3/31/94     $15,672        $15,110           1.21%
     4/30/94     $15,902        $15,273           1.08%
     5/31/94     $15,983        $15,322           0.32%
     6/30/94     $16,559        $15,820           3.25%
     7/31/94     $16,537        $15,850           0.19%
     8/31/94     $16,652        $15,987           0.86%
     9/30/94     $17,041        $16,351           2.28%
    10/31/94     $17,451        $16,731           2.32%
    11/30/94     $17,045        $16,272          -2.74%
    12/31/94     $17,245        $16,388           0.71%
     1/31/95     $17,461        $16,663           1.68%
     2/28/95     $17,952        $17,050           2.32%
     3/31/95     $19,258        $18,113           6.24%
     4/30/95     $19,310        $18,166           0.29%
     5/31/95     $19,116        $18,013          -0.84%
     6/30/95     $19,384        $18,262           1.38%
     7/31/95     $19,219        $18,328           0.36%
     8/31/95     $18,070        $17,637          -3.77%
     9/30/95     $18,502        $18,046           2.32%
    10/31/95     $18,620        $18,107           0.34%
    11/30/95     $18,267        $17,875          -1.28%
    12/31/95     $18,386        $18,058           1.02%
     1/31/96     $17,824        $17,583          -2.63%
     2/29/96     $18,088        $17,815           1.32%
     3/31/96     $18,001        $17,843           0.16%
     4/30/96     $17,588        $17,579          -1.48%
     5/31/96     $17,479        $17,623           0.25%
     6/30/96     $17,528        $17,685           0.35%
     7/31/96     $18,097        $18,106           2.38%
     8/31/96     $18,030        $18,101          -0.03%
     9/30/96     $17,543        $17,818          -1.56%
    10/31/96     $17,504        $18,003           1.04%
    11/30/96     $17,279        $17,915          -0.49%
    12/31/96     $17,095        $17,856          -0.33%
     1/31/97     $16,228        $17,179          -3.79%
     2/28/97     $15,918        $16,971          -1.21%
     3/31/97     $16,033        $17,084           0.66%
     4/30/97     $15,630        $16,745          -1.98%
     5/31/97     $16,219        $17,202           2.73%
     6/30/97     $16,026        $17,132          -0.41%
     7/31/97     $15,333        $16,659          -2.76%
     8/31/97     $15,458        $16,812           0.92%
     9/30/97     $15,723        $17,026           1.27%
    10/31/97     $16,083        $17,387           2.12%

Franklin Templeton Global Trust Annual Report October 31, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (10)

This chart shows in pie format the Asset Allocation of the Franklin Templeton High Income Currency Fund -- Class I on October 31, 1997, based on total net assets.

Asset Allocation on October 31, 1997


U.S. Dollar                                        23.1%
Canadian Dollar                                    14.0%
Italian Lira                                       12.9%
Australian Dollar                                  11.6%
New Zealand Dollar                                 9.9%
British Pound                                      9.2%
Norweign Krone                                     5.6%
Spanish Peseta                                     5.6%
Swedish Krona                                      5.5%
German Mark                                        2.6%

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin Templeton High Income Currency Fund -- Class I shares to that of the Salomon Brothers World Money Market Index, based on a $10,000 investment from (11/17/89 - 10/31/97).


Period ending     Fund                      Index

             FRANKLIN             SALOMON BROS MONEY MARKET
             TEMPLETON HIGH
             INCOME CURRENCY
             FUND
    11/17/89       $9,697          $10,000      SB MnyMkt $T
    11/30/89       $9,767          $10,092         0.92%
    12/31/89      $10,039          $10,437         3.42%
     1/31/90      $10,210          $10,625         1.80%
     2/28/90      $10,227          $10,614         -0.10%
     3/31/90      $10,314          $10,645         0.29%
     4/30/90      $10,456          $10,813         1.58%
     5/31/90      $10,616          $10,957         1.33%
     6/30/90      $10,973          $11,215         2.35%
     7/31/90      $11,342          $11,747         4.75%
     8/31/90      $11,602          $11,962         1.83%
     9/30/90      $11,680          $12,148         1.55%
    10/31/90      $11,915          $12,572         3.49%
    11/30/90      $11,983          $12,684         0.89%
    12/31/90      $11,896          $12,784         0.79%
     1/31/91      $12,214          $13,025         1.89%
     2/28/91      $12,245          $12,840         -1.42%
     3/31/91      $11,842          $12,035         -6.27%
     4/30/91      $11,929          $12,168         1.10%
     5/31/91      $11,883          $12,102         -0.54%
     6/30/91      $11,717          $11,906         -1.62%
     7/31/91      $11,996          $12,225         2.68%
     8/31/91      $11,988          $12,318         0.76%
     9/30/91      $12,260          $12,846         4.29%
    10/31/91      $12,345          $12,915         0.53%
    11/30/91      $12,559          $13,201         2.22%
    12/31/91      $13,324          $13,863         5.01%
     1/31/92      $12,851          $13,474         -2.80%
     2/29/92      $12,750          $13,307         -1.24%
     3/31/92      $12,750          $13,301         -0.05%
     4/30/92      $12,945          $13,403         0.77%
     5/31/92      $13,453          $13,797         2.94%
     6/30/92      $14,090          $14,374         4.18%
     7/31/92      $14,436          $14,739         2.54%
     8/31/92      $14,864          $15,336         4.05%
     9/30/92      $14,034          $15,129         -1.35%
    10/31/92      $13,357          $14,332         -5.27%
    11/30/92      $13,095          $14,044         -2.01%
    12/31/92      $12,938          $13,992         -0.37%
     1/31/93      $13,079          $14,062         0.50%
     2/28/93      $12,860          $14,026         -0.25%
     3/31/93      $13,175          $14,421         2.81%
     4/30/93      $13,526          $14,780         2.49%
     5/31/93      $13,725          $14,929         1.01%
     6/30/93      $13,058          $14,388         -3.62%
     7/31/93      $12,700          $14,329         -0.41%
     8/31/93      $12,744          $14,579         1.74%
     9/30/93      $12,918          $14,827         1.70%
    10/31/93      $12,713          $14,641         -1.25%
    11/30/93      $12,526          $14,543         -0.67%
    12/31/93      $12,600          $14,561         0.12%
     1/31/94      $12,929          $14,681         0.83%
     2/28/94      $13,018          $14,930         1.69%
     3/31/94      $13,127          $15,110         1.21%
     4/30/94      $13,251          $15,273         1.08%
     5/31/94      $13,313          $15,322         0.32%
     6/30/94      $13,454          $15,820         3.25%
     7/31/94      $13,454          $15,850         0.19%
     8/31/94      $13,525          $15,987         0.86%
     9/30/94      $13,717          $16,351         2.28%
    10/31/94      $13,981          $16,731         2.32%
    11/30/94      $13,739          $16,272         -2.74%
    12/31/94      $13,884          $16,388         0.71%
     1/31/95      $13,878          $16,663         1.68%
     2/28/95      $14,165          $17,050         2.32%
     3/31/95      $14,756          $18,113         6.24%
     4/30/95      $14,864          $18,166         0.29%
     5/31/95      $14,705          $18,013         -0.84%
     6/30/95      $14,905          $18,262         1.38%
     7/31/95      $15,106          $18,328         0.36%
     8/31/95      $14,683          $17,637         -3.77%
     9/30/95      $15,040          $18,046         2.32%
    10/31/95      $15,240          $18,107         0.34%
    11/30/95      $15,003          $17,875         -1.28%
    12/31/95      $15,175          $18,058         1.02%
     1/31/96      $15,020          $17,583         -2.63%
     2/29/96      $15,257          $17,815         1.32%
     3/31/96      $15,423          $17,843         0.16%
     4/30/96      $15,403          $17,579         -1.48%
     5/31/96      $15,553          $17,623         0.25%
     6/30/96      $15,616          $17,685         0.35%
     7/31/96      $15,692          $18,106         2.38%
     8/31/96      $15,857          $18,101         -0.03%
     9/30/96      $15,863          $17,818         -1.56%
    10/31/96      $16,102          $18,003         1.04%
    11/30/96      $16,222          $17,915         -0.49%
    12/31/96      $16,179          $17,856         -0.33%
     1/31/97      $15,795          $17,179         -3.79%
     2/28/97      $15,792          $16,971         -1.21%
     3/31/97      $15,998          $17,084         0.66%
     4/30/97      $15,874          $16,745         -1.98%
     5/31/97      $15,959          $17,202         2.73%
     6/30/97      $16,025          $17,132         -0.41%
     7/31/97      $15,865          $16,659         -2.76%
     8/31/97      $15,902          $16,812         0.92%
     9/30/97      $16,029          $17,026         1.27%
    10/31/97      $16,074          $17,387         2.12%